PHI Service Company	CONFIDENTIAL

PHI Communications Infrastructure RFP

EXHIBIT 10.33

***        Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

Contract Statement of Work

For

Comverge

Final Version

Maryland Residential Direct Load Control

January 21, 2009

Comverge Scope of Work Final Version 012109.doc

PHI Service Company – Comverge Terms and Conditions for Direct Loan Control Solution FINAL - 012009

PHI Service Company	CONFIDENTIAL

1 Index

1 Index	1
2 General Information	3
2.1 Confidentiality	3
2.2 PHI Program Intent and Objectives per RFP	3
2.3 Terms and Conditions	4
2.4 Contract Term	4
2.4.1 Contract Extensions	4
2.5 Supplier Diversity	4
2.6 Basis of Contract	5
2.7 PHI Background	5
2.8 DLC Program Background	5
2.9 Maryland Residential DLC Program Description	6
2.10 Scalability	8
2.11 Location of Contractor’s Facilities	8
3 PHI Roles & Responsibilities	9
4 Comverge Roles & Responsibilities	13
4.1 Comverge Project Organization & Staffing	13
4.2 Project Management	13
4.3 Project Scheduling Methodology	14
5 DLC Contract Scope of Activities	14
5.1 Customer Enrollment	19
5.2 Customer Support	20
5.2.1 General Requirements	20
5.2.2 Call Center Operations	21
5.2.3 Call Center Hours	22
5.2.4 Field Support of Customers	22
5.3 Customer Education	23
5.4 Customer Retention & Replacement	23
5.5 DLC Communications Solutions	23
5.6 DLC Device Solutions	26
5.7 End Use Controls Design & Functionality	27
5.8 End Use Controls Installation and Asset Management	29
5.8.1 Installation	29
5.8.2 Asset Management	31
5.9 Customer Billing	32
5.10 System Interfaces	32
5.11 Safety	35
5.12 System Maintenance and Ongoing Support	36
5.13 PHI Personnel Training	37
5.14 System Operations	37
6 IT Standards and Security Requirements	41
6.1 Data and Information Technology Security	41
6.1.1 Data Exchange Security Requirements	41

PHI Service Company – Comverge Terms and Conditions for Direct Loan Control Solution FINAL - 012009

PHI Service Company	CONFIDENTIAL

6.1.2 Handheld Security Requirements	42
6.1.3 Customer Service Center (CSC) Security Requirements	42
6.1.4 Website Security Requirements	43
7 Program Equipment Validation and Commissioning	47
7.1 Overall System Roll-Out	47
7.2 Equipment Validation	26
7.3 Field Acceptance Testing	49
8 Operational Performance Measures, Monitoring & Auditing	51
8.1 Program Management Status and Statistical Reporting	51
8.2 Data Exchange Transaction Performance Service Levels	52
8.2.1 Severity Levels	52
8.2.2 Designated Responsible Parties & Contact Information Updates	52
8.2.3 Required Remedial Actions	53
8.3 Customer Satisfaction / Surveys	54
8.4 Audits	55
9 Pricing	57
10 Appendix	63
10.1 PHI Standard Terms and Conditions	63
10.2 Signature Document	64
10.3 Pricing	65

PHI Service Company – Comverge Terms and Conditions for Direct Loan Control Solution FINAL - 012009

PHI Service Company	CONFIDENTIAL

2 General Information

•Confidentiality

The contents of this Statement of Work (“SOW”) are considered confidential information and should be treated as such.

Comverge agrees not to use or disclose to others, and to regard and preserve as confidential, all information obtained by it in connection with or resulting from its work with Pepco Holdings, Inc., through its service company subsidiary, PHI Service Company (“PHI”), unless and only to the extent it has received the prior written consent of PHI to do otherwise. Comverge shall keep strictly confidential the substance of its discussions and conversations with, and its advice to, PHI personnel relating to the contractual agreement, except that such confidentiality obligation shall not apply to any information that:

(a)	is generally available to the public;
(b)	becomes public information other than by an unauthorized act or omission by Comverge or any subcontractor, agent or representative of Comverge;
(c)	as shown by written records, was known to Comverge prior to the receipt of such information from PHI; or
(d)	is received by Comverge from third parties who were entitled to receive and transfer such information without obligations of confidentiality to PHI.

Upon expiration or earlier termination of the contractual agreement, Comverge agrees, if requested by PHI, to return or destroy, or cause to be returned or destroyed all information received from PHI that is confidential or proprietary in nature, or impacts upon any trade secrets of PHI, including documents that incorporate all or part of any such information, without retaining any copy or part thereof. Comverge shall inform its potential subcontractors and employees, if any, of their obligation to abide by the terms of this Section.

The provisions of this Section shall survive the termination of a future agreement. Also, PHI agrees to honor the same rights to Comverge for software and other information submitted for review and implementation as applicable.

•PHI Program Intent and Objectives per RFP

Comverge submitted a bid to:

•	Manage a comprehensive Direct Load Control (“DLC”) Program, including the deployment, installation and maintenance of load control devices.
•	Provide selected technology solutions.
•	Provide many of the functions required to successfully implement the program.

PHI Service Company – Comverge Terms and Conditions for Direct Loan Control Solution FINAL - 012009

PHI Service Company	CONFIDENTIAL

•	Provide these services & products in our Maryland territories, with the possibility of expansion to other territories.
o	No representation that the contractor would definitely have the business associated with other territories.
o	All bidders were asked to indicate their costs if the program covered by RFP were either expanded or contracted.

•Terms and Conditions

This SOW shall be governed by the PHI Standard Terms and Conditions Agreement (“Terms and Conditions”) supplied in the Appendix.

•Contract Term

Nominal *** year contract, with the first year including mobilization.

PHI has the right to review performance and alter the scope of this contract, ***

PHI installation program is projected to be complete before or during ***; and after the build out is complete, contractor may be retained for ongoing equipment maintenance, at PHI’s option.

•Contract Extensions

The PHI DLC installation program is projected to be complete before or during ***. Once build out is complete, the contractor may be retained for ongoing equipment maintenance, at PHI’s option. In the event that the project development plan is delayed, deferred, or extended in duration, PHI may choose to extend the contract term for up to *** for any single contract extension.

•Supplier Diversity

PHI’s Supplier Diversity Policy:

“It is the policy of Pepco Holdings, Inc., and its affiliates (collectively, ‘PHI’ or the ‘Company’) to maximize contracting opportunities for small, minority and protected class businesses, with specific interest in maximizing diverse contracting opportunities within PHI’s service territories.”

Protected class businesses include those owned and operated by women, veterans, service-disabled veterans and those operating in historically underutilized business zones (“HUBZones”). Comverge will discuss how it intends to meet PHI’s Supplier Diversity Policy and provide opportunities for local minority businesses through the proposed comprehensive solution.

Comverge will support MBE/WBE organizations and use local minority and woman-owned businesses as contractors in its outsourced programs in those jurisdictions in which equipment is being installed. Comverge will allow for local minority contractors

PHI Service Company – Comverge Terms and Conditions for Direct Loan Control Solution FINAL - 012009

PHI Service Company	CONFIDENTIAL

to assist wherever possible. Comverge will report to PHI, on request, the amount of work performed by minority contractors at any given point of the deployment.

•Basis of Contract

Proposals were evaluated for consideration of award based upon the following criteria:

•	Technical approach of satisfying the overall objectives of the proposal requirements
•	Business approach of satisfying the overall objectives of the proposal requirements
•	Overall responsiveness to, and provision of a response to, each individual point of the RFP
•	Ability to provide a comprehensive solution that satisfied PHI’s
o	regulatory and resource constraints
o	branding and customer care concerns
o	need to bridge the transition in grid technology from current systems to the AMI system under development, and
o	need for some flexibility in program scope, program pace, and level of participation by PHI over time
•	Total Cost to PHI during the period of performance
•	Scalability
•	Applicability of Systems to Support other DSM Programs
•	Compatibility with Planned AMI Deployment

The DLC equipment and technology selected will be installed in parallel with AMI deployment, with the expressed intent to integrate the technologies from both programs.

•PHI Background

PHI Service Company issued this Statement of Work and willown the data, systems and equipment provided; although the company’s affiliated electric distribution companies may own portions of solution directly.

•DLC Program Background

This Statement of Work is being issued by Pepco Holdings, Inc. (PHI) for equipment, software, and services to implement a DLC program. The DLC program will support PHI’s broad transformational program entitled “Blueprint for the Future” and will help to achieve the State of Maryland Governor’s energy reduction program titled “EmPOWER. Maryland”

PHI Service Company – Comverge Terms and Conditions for Direct Loan Control Solution FINAL - 012009

PHI Service Company	CONFIDENTIAL

PHI filed its proposed “Blueprint for the Future” Programs in Maryland, Delaware, the District of Columbia and New Jersey. A core component of the Blueprint strategy is Demand Side Management programs which empower customers to manage their energy usage and costs while protecting the environment.

On October 27, 2007, Pepco and Delmarva Power filed various initiatives designed to support the Maryland Governor’s EmPOWER Maryland goals to reduce energy consumption and peak demand by 15% in 2015. This filing included a residential DLC Program using advanced technology for indoor smart thermostats and outdoor cycling switches that will be controlled remotely to reduce demand. Pepco and Delmarva filed a revised DLC program on February 15, 2008 which was approved by the Maryland Public Service Commission (“MD PSC”) in Case No. 9111, with some requested revisions on April 18, 2008.

As part of the Blueprint for the Future, PHI is planning to deploy Smart Grid applications and devices across the PHI electric grid over the next several years. By “smart,” this means that the grid will have:

•	two-way communication between home meters and the utility
•	advanced sensors throughout the grid to allow improved reliability
•	the ability to reconfigure itself, improved efficiency and security
•	an overall expansion in the volume and usefulness of information flowing both to customers and the utility
•	an advanced analytical platform for better situational awareness

And PHI will ultimately be building on all of these capabilities to provide real-time optimization of the distribution network. These initiatives include Advanced Metering Infrastructure (AMI) and Demand Side Management (DSM) for system-wide deployment. The AMI initiative is a long-term effort and is currently in the early stages of planning and design.

The AMI initiative in Pepco and Delmarva Power service territories will be in deployment or installation phases during the build-out of the DLC. The AMI capability is targeted to become partially operational in 2011. Once the AMI system is available, PHI intends to convert all DLC devices provided under this Contract Statement of Work to operate on the AMI platform.

•Maryland Residential DLC Program Description

The proposed residential DLC program is being pursued in response to a specific regulatory Order issued by the Maryland Public Service Commission in April 2008.

The devices will have the capability of cycling the central air conditioning / heat pump system compressor, and customers will be able to choose from three cycling strategies, each of which has a different incentive payment (i.e. up front bill credit as well as annual bill credits). At this time, no other household energy usages are planned to be cycled (e.g., window air conditioning units, pool heaters, hot water heaters), but the possibility of program expansion remains open.

PHI Service Company – Comverge Terms and Conditions for Direct Loan Control Solution FINAL - 012009

PHI Service Company	CONFIDENTIAL

•	*** - Compressor cycled off ***minutes of each ***
•	*** - Compressor cycled off *** minutes of each ***
•	*** - Compressor cycled off *** minutes of each ***

The following table shows the program ***

	Devices Installed ***	Devices Installed ***	Devices Installed ***	Devices Installed 2***	Devices Installed ***	Total Devices Installed
Pepco	***	***	***	***		***

Delmarva Power	***	***	***	***	***	***
Total Devices	***	***	***	***	***	***

Table 5.0: Program Installation Targets

The following chart displays the cumulative program installation targets by company and year.

***

Figure 5.0: DLC Cumulative Program Installation Targets

Participation in the DLC program is ***. ***

Both Pepco and Delmarva Power have operated DLC programs in the past. The Pepco DLC program, which was referred to as “Kilowatchers”, was decommissioned in 2004. Delmarva Power still operates a DLC program under the name of “Energy for Tomorrow.”

PHI desires to role this program out aggressively with installations beginning in the first quarter of ***. While the targets are considered the minimum to be achieved, a greater market penetration is encouraged.

•Scalability

It was anticipated in the RFP that the relationship with PHI Service Company created with this project may evolve into an expanded relationship for similar work. Other PHI DLC projects may occur in portions of Washington, DC, Delaware, and New Jersey.

Although installation targets have been established by regulatory order, those installation targets are subject to change by regulatory order at any time, and may result in higher or lower total numbers of installations to be performed by the contractor. ***

***

•Location of Contractor’s Facilities

This project will involve field operations in areas on both sides of the Chesapeake Bay. Access to transportation routes across the Bay can be poor at times, particularly in the warmer months of the year, but PHI expects customer response and success at honoring appointments at customer locations to be relatively consistent year-round.

PHI Service Company – Comverge Terms and Conditions for Direct Loan Control Solution FINAL - 012009

PHI Service Company	CONFIDENTIAL

The RFP notified bidders to anticipate access problems in establishing their base(s) of operations to maintain expected levels of performance.

Furthermore, Comverge has been notified that any potential relationship with PHI Service Company ***

Comverge has indicated that they will:

a)	*** to provide training and support, and
b)

*** where the Program Manager, Field Manager and Office staff will be located. Additionally the space will support warehousing functions, the test bed, and all equipment necessary to support the program.

PHI Service Company – Comverge Terms and Conditions for Direct Loan Control Solution FINAL - 012009

PHI Service Company	CONFIDENTIAL

3 PHI Roles & Responsibilities

PHI will provide:

***

PHI (or its affiliates) will own:

***

At the start of this project, PHI will designate the PHI Business Lead who will be the focal point for communications relative to this project and will have the authority to act on behalf of PHI in all matters regarding this project. The PHI Business Lead’s responsibilities include the following:

***

PHI Service Company – Comverge Terms and Conditions for Direct Loan Control Solution FINAL - 012009

PHI Service Company	CONFIDENTIAL

4 Comverge Roles & Responsibilities

The scope of Project Development responsibilities of Comverge include:

•

Development and management of a project plan that meets PHI’s objectives. The plan proposed will be modified in a joint effort between Comverge and PHI. A start up plan (which includes the first year deployment) is to be complete within ***days of contract execution and an overall program plan is to be completed within *** days of contract execution. The overall program plan will not delay the ***deployment.

•	Delivery of equipment that meets specifications of this Statement of Work Contract
•	Agreement to responsibilities as defined in Section 5 of this Statement of Work
•	Implementation of marketing plan including:
o	***

•	Strategy and Tactical Plan with Timelines, Budgets and Goals

***

Comverge has committed that they have the in-house capabilities to deploy and manage a comprehensive DLC installation and operation project.

***

***

The intent of this contract is for Comverge to provide a comprehensive suite of DLC support services and hardware by working closely with PHI. In return, PHI expects Comverge to be compensated fairly and reasonably for their efforts and for their flexibility in meeting the needs of PHI and PHI’s customers.

•Comverge Project Organization & Staffing

Comverge describes below their proposed team organization roles and staffing based on the skills and experience needed to meet the established project schedule, maintain cost control, and achieve implementation targets. Substitutions for persons in roles designated in the team organization will only be permitted with approval of PHI during the life of the contract. PHI reserves the right to approve or disapprove, within reason, any key changes in project personnel.

***

PHI Service Company – Comverge Terms and Conditions for Direct Loan Control Solution FINAL - 012009

PHI Service Company	CONFIDENTIAL

•Project Management

Comverge will designate a single individual as the project manager whose primary responsibility and authority will be to manage and administer the project for Comverge to successful completion as defined within this Statement of Work. This individual is the Comverge’s point of contact for PHI. In addition, Comverge will be provided a single point of contact, the PHI project manager, to represent PHI and be responsible for all PHI signature approvals. The primary duties of Comverge’s project manager include:

***

•Project Scheduling Methodology

Comverge will assign a Transition Manager within *** of contract signature to act as the Single Point of Contact with PHI to manage all aspects of the contract. Subsequently Comverge will assign a Lifecycle Program Manager who will work with PHI throughout the remainder of the contract. The responsibilities listed below for the Comverge Program Manager will be considered responsibilities for either the Program Manager or the Transition Manager.

Within *** business days of contract execution, Comverge will run a kick-off meeting to discuss program launch. Thereafter, the Comverge Program Manager will meet ***

***

Additionally, at the weekly review, Comverge and PHI will review all outstanding issues, incident reports, and action items to ensure that the program keeps on track.

*** Comverge will then work with both the PHI DLC Project Team and the PHI Project Management Office to refine the schedule, and periodically update it, so that progress and goals can be accurately tracked by both Comverge and PHI.

PHI Service Company – Comverge Terms and Conditions for Direct Loan Control Solution FINAL - 012009

PHI Service Company	CONFIDENTIAL

This page is intentionally left blank.

PHI Service Company – Comverge Terms and Conditions for Direct Loan Control Solution FINAL - 012009

PHI Service Company	CONFIDENTIAL

5 DLC Contract Scope of Activities

Comverge is to provide *** The plan proposed will be modified in a joint effort between Comverge and PHI, and the marketing plan is to be completed within ***days of contract execution.

PHI expects some combination of the following mediums to be used, and Comverge will work with PHI to develop their approach to recruitment. This collaboration will include a determination of which of these mediums will likely be used, where they will be used, and why those combinations are planned:

•	***

As stated above, Comverge’s approach will reflect PHI’s requirements for

***

Approach

***

Branding

As of October 2008, PHI is already engaged in naming the DLC program, and in developing the look and feel of the marketing collateral consistent with a revamping of all PHI marketing images and collateral. Consequently, while Comverge will be expected to assist in implementing the branding choices made, any actual involvement of Comverge in developing program names, marketing materials, and themes will depend upon the timing of completion of this activity and commencement of Comverge’s activities. Comverge’s involvement in program branding may be diminished if definition of the scope of work is significantly delayed. ***

Marketing Campaign Design & Development

***

Mail Center Fulfillment

***

The following items in Comverge’s proposal may not be accepted for inclusion in the marketing plan:

***

The following items in Comverge’s proposal are not accepted for inclusion in the marketing plan:

***

PHI Service Company – Comverge Terms and Conditions for Direct Loan Control Solution FINAL - 012009

PHI Service Company	CONFIDENTIAL

PHI Resources, Points of Guidance, Input and Approval Process:

PHI will provide the following:

•	***

***

•Customer Enrollment

Comverge will develop the capability for enrollment and engage in enrollment of PHI customers targeted in this program, within the following guidelines:

***

***

Comverge is to provide and support channels for Internet enrollment by customers, Comverge’s Call Center, or by PHI CSRs acting on behalf of customers.

o	***.

•	***
o	***
•	***
o	***
•	***

•Customer Support

•General Requirements

Comverge is to provide customer support services for this project, including:

•	***

•Call Center Operations

Comverge is required to implement a customer service center operation maintaining, at a minimum, the same operating hours as PHI CSCs. The Comverge CSC will support enrollment, scheduling, complaint, and customer contact activities to a level that meets PHI service standards.

PHI Service Company – Comverge Terms and Conditions for Direct Loan Control Solution FINAL - 012009

PHI Service Company	CONFIDENTIAL

•	***

The Comverge call center will manage the following functions for the PHI program:

***

•Call Center Hours

Comverge is required to implement a customer service center operation maintaining, at a minimum, the same operating hours as PHI CSCs. As such, the Comverge call center is to be staffed from ***

Emergencies. Comverge shall refer PHI customers to the appropriate emergency authorities in the event of an emergency situation (e.g. customer calls the wrong number to report an outage, a downed live electric line, or a gas leak). PHI will provide Comverge with appropriate contact information for emergencies to be addressed regardless of the time the call is received. Comverge’s voice mail/VRU system will include a message regarding emergencies and the appropriate contact information. Certain types of emergency calls must, by law, be responded to immediately and in accordance with regulatory requirements.

•Field Support of Customers

At least one HVAC service technician will be designated as “on-call” for after hours response to customer requests for assistance, reachable by pager and available at the customer site within two hours of a customer’s request for assistance.

***

•Customer Education

Comverge will:

•	***
•	***

***

•	All materials will be approved by PHI before distribution to any customer
•	All materials will carry PHI branding and comply with PHI branding requirements

•Customer Retention & Replacement

Comverge is required to maintain customer enrollment levels as closely as possible to the original goals as shown in section 2.9.

PHI Service Company – Comverge Terms and Conditions for Direct Loan Control Solution FINAL - 012009

PHI Service Company	CONFIDENTIAL

***

•DLC Communications Solutions

PHI and Comverge recognize that that the AMI solution will require optimization. ***

***

***

***

***

***

***

•DLC Device Solutions

Comverge will supply load control solutions that will accommodate a customer’s choice of either a Programmable Controllable Thermostat (PCT) or an outdoor Digital Control Unit (DCU). ***

***

(1)	PHI’s Specification for Direct Load Control Equipment, ***

***

***

•End Use Controls Design & Functionality

Comverge will provide the following capabilities within their control devices:

DCU - ***

All PCTs control ***

Options offered on mode of control:

On / off cycling

PHI Service Company – Comverge Terms and Conditions for Direct Loan Control Solution FINAL - 012009

PHI Service Company	CONFIDENTIAL

***

•End Use Controls Installation and Asset Management

•Installation

Comverge will:

•	Use installers selected and trained to work around customer locations.
o	All project personnel who will ever enter a customer’s premise will undergo and pass customer relations training satisfactory to PHI.
o

All project personnel entering any customer’s premise must have undergone a criminal background check, and the results of each background check must be provided to PHI and acknowledged as acceptable by PHI before the individual may enter any customers’ premises for any reason on behalf of PHI. ***

o	Background checks will be verified at random and field checks of personnel against approved lists will be conducted at random at PHI’s discretion without prior notice.

Comverge should be aware that PHI will require the contractor to satisfy the following concerns:

•	***
•	***
•	***
•	***
•	***
•	***
•	***

•Asset Management

•

Comverge will provide PHI with a flat file with installation records, the format for which is usually customized based on client requirements. Typically, the installation record contains the following fields:

o	***

•Customer Billing

***

PHI Service Company – Comverge Terms and Conditions for Direct Loan Control Solution FINAL - 012009

PHI Service Company	CONFIDENTIAL

•System Interfaces

***

•	**

Expected completion date for the documentation is approximately *** after completion of the meetings.

The Interface Requirements Document is used to outline interfaces. This document will detail the following information:

***

***

***

***

The System Test Plan includes the following details:

•	1	***

•Safety

PHI Safety Objectives

Comverge will deliver products and services safely, complying with all applicable international, federal, state and local health and safety laws and requirements in processes, procedures, and equipment as required by PHI.

Safe Work Habits

Comverge will promote safe work habits for its installers in accordance with applicable OSHA standards and PHI safety policies. If a representative of PHI notices unsafe work, PHI has the right to stop the work until unsafe conditions are resolved.

Safety Manual

Comverge will provide a Safety Manual, and will institute safety training and on the job safety audit programs to implement their safety manual that are satisfactory to PHI. PHI will review and approve the Safety Manual.

Pepco Holdings, Inc. and its affiliates are committed to excellence in workplace safety. The Company believes that there is no job or activity so important that it can not be accomplished in a safe manner. Safety is our most important corporate value and it is our goal that all employees and contractors work accident and injury-free every day.

PHI Service Company – Comverge Terms and Conditions for Direct Loan Control Solution FINAL - 012009

PHI Service Company	CONFIDENTIAL

At PHI, each employee is responsible for their own safety and the safety of fellow employees, our contractors and the public. To accomplish this, PHI will:

•	Work to achieve zero accidents and injuries in all aspects of our business operations.
•	Conduct all activities responsibly and in a manner that promotes the health and safety of our employees, contractors, customers and the communities in which we do business.
•	Assess our safety performance on a regular basis, and at all levels of the Company.
•	Provide appropriate resources to implement and maintain safety programs and incorporate safety into the business planning process.
•	Foster employee wellness through education and employee involvement.
•	Promote open and proactive communications relative to workplace safety with our employees, contractors, regulatory agencies, public officials, and customers.
•	Comply with applicable federal, state, and local occupational safety and health laws and regulations in the communities in which we do business.
•	Work with our suppliers and contractors to ensure that the products and services that they provide meet our safety standards.

Creating a work environment that fosters continuous improvement in the safety of our employees, contractors, customers and communities is a critical element of our business success. All employees are held accountable for implementing this policy and knowing the safety requirements that apply to their assigned responsibilities. In support of this policy, fair and reasonable disciplinary action may be applied when reasonable levels of safety performance are not achieved.

Comverge will work closely with PHI Safety professionals to develop, within ***of the execution of this SOW, safety processes, performance goals, auditing, and periodic reporting as necessary to demonstrate compliance with these safety requirements to PHI’s satisfaction.

•System Maintenance and Ongoing Support

Comverge is bidding to provide, install and maintain a long-life system that will eventually be fully compatible with the AMI platform under development. The current Delmarva DLC system (Energy For Tomorrow) has been in operation since 1988, and continues to function. ***

***

***

Comverge will plan to support products as long as parts are available for repair.

PHI Service Company – Comverge Terms and Conditions for Direct Loan Control Solution FINAL - 012009

PHI Service Company	CONFIDENTIAL

•	***

Comverge staffing levels will be able to increase or decrease during the course of the program in order to meet the mutually agreed upon installation targets. During the periods of intense installation, Comverge should expect to have over ***technicians, management and support personnel in the Maryland PHI service area.

Comverge will work with suppliers to ensure parts are available as necessary. If a part becomes discontinued, Comverge will notify PHI and work with PHI to acquire last-buy parts to support the products.

•PHI Personnel Training

The Comverge proposed solution may introduce new technology, processes and procedures that must be supported and carried out by PHI staff over the solution lifecycle. Adequate training must be provided to ensure that PHI acquires and retains the skills and capabilities needed to sustain the operational effectiveness of the proposed communication infrastructure during and after expiration of the proposed contract.

At a minimum, Comverge will provide training modules, documentation, and support periodic classes for PHI personnel regarding:

Operation of the control system

Comverge will work with PHI to decide how to configure the system to meet your needs, and then will provide the appropriate training to ensure expert operability throughout the life of the contract.

Required PHI maintenance of the control system and communication system(s), if any

***

***

Operation of the CSR interfaces

Comverge will work with PHI to identify processes that need to be created to transfer calls between the call centers, and will create the processes, work flows and recommended scripts for PHI’s review. Comverge will then train call center supervisors as required.

•System Operations

***

The following describes specific desires for the Operation of the DLC System:

PHI Service Company – Comverge Terms and Conditions for Direct Loan Control Solution FINAL - 012009

PHI Service Company	CONFIDENTIAL

***

***

PHI Service Company – Comverge Terms and Conditions for Direct Loan Control Solution FINAL - 012009

PHI Service Company	CONFIDENTIAL

6 IT Standards and Security Requirements

PHI must abide by regulations, guidelines, and best practices promulgated and recommended by our regulatory agency, Federal Energy Regulatory Commission (FERC) and our industry association, North American Electric Reliability Council (NERC). PHI must also adhere to our own policies and practices regarding PHI IT networking security, as well as industry best practices regarding transmittal of company and customer data over a communication network, i.e., RF, internet connectivity, broadband, etc. Comverge has committed to meeting the PHI policies and practices described below.

***

Comverge’s products support NERC cyber facilities standards and Comverge’s products and implementation will comply with PHI’s security requirements.

***

http://www.nerc.com/files/Reliability_Standards_Complete_Set_21Jul08.pdf

In addition to the IT Standards and Security Requirements outlined here, Comverge also commits to complying with agreements established per review of the PHI IT IRT Requirements Checklist.

•	Data and Information Technology Security

•Data Exchange Security Requirements

Comverge commits to complying with the following:

•

Data Transfer. PHI’s information shall be secured in transit from end to end, and at rest. Data transfer shall be encrypted between PHI and Comverge’s site. The data transferred shall also be encrypted and stored on Comverge’s servers in encrypted form until usage of the data is required

•

Encryption Keys. Comverge shall provide PHI with Comverge’s public encryption key. PHI will provide Comverge with PHI’s public encryption key. Data transferred from PHI to Comverge shall be encrypted with Comverge’s public key. Data transferred from Comverge to PHI shall be encrypted with PHI’s public key.

•	Secure Server. Comverge shall provide PHI with a secure FTP server for transfer of data to Comverge.

•	Comverge uses a minimum encryption of ***, *** or better for file transfers.

PHI Service Company – Comverge Terms and Conditions for Direct Loan Control Solution FINAL - 012009

PHI Service Company	CONFIDENTIAL

•Handheld Security Requirements

***

***

***

•Customer Service Center (CSC) Security Requirements

•	***
•	***

•Website Security Requirements

•	***

PHI Service Company – Comverge Terms and Conditions for Direct Loan Control Solution FINAL - 012009

PHI Service Company	CONFIDENTIAL

This page intentionally left blank.

PHI Service Company – Comverge Terms and Conditions for Direct Loan Control Solution FINAL - 012009

PHI Service Company	CONFIDENTIAL

7 Program Equipment Validation and Commissioning

•Overall System Roll-Out

Comverge will provide a team of experts for commissioning the overall system. This team will work with PHI to define control strategies, setup PHI systems and ensure operations. The Project Manager will also coordinate with the Comverge Data Operations team to ensure that data transfers can occur. The system will be tested, PHI will be trained, and the system configuration will be considered complete only after PHI accepts the system. Acceptance will not be unreasonably withheld.

***

Fulfillment and enrollment support systems and trained personnel must be in place and operational no later than ***, and enrollments must begin before the end of ***.

***

***

***

***

•Equipment Validation

Testing and Customer acceptance is a critical aspect of any project deployment. During various phases of the project, Comverge and PHI will work together to develop a test plan, test scripts and acceptance criteria.

Comverge proposes the following project phases should have testing and acceptance:

1.	***

2.	***

3.	***

4.	Ongoing Operations: Comverge will conduct an annual Quality Assurance Testing and Reporting as defined in Section 5.5.

PHI Service Company – Comverge Terms and Conditions for Direct Loan Control Solution FINAL - 012009

PHI Service Company	CONFIDENTIAL

•Field Acceptance Testing

Comverge will support deployment readiness through a process of internal system testing, field pilots, and field verification during deployment.

***

The field pilot is designed to ensure operation in representative locations through out the service territory and compatibility with the customer’s appliances being controlled. Statistical sampling combined with the evaluation of the communication networks coverage areas are used to determine the targeted locations for the field pilot. Final selection of field pilot participants is coordinated through PHI. In order to validate the ability to configure hardware on any given device, lab testing would be appropriate.

As part of the field pilot, Vendor also installs a sample population of remote monitoring devices for direct feedback when events are initiated. These systems are expanded in numbers as the program transitions to full deployment to maintain a statistical sample.

The following steps outline the field pilot process:

***

PHI Service Company – Comverge Terms and Conditions for Direct Loan Control Solution FINAL - 012009

PHI Service Company	CONFIDENTIAL

8 Operational Performance Measures, Monitoring & Auditing

Comverge and PHI will jointly work to develop the specific Performance Measures (including Service Levels), Monitoring, and Auditing requirements with the intention of finalizing the various criteria within *** of award of contract. Comverge will provide capabilities, information and/or access for the following performance verification:

•Program Management Status and Statistical Reporting

There are many measurement and verification controls within the DLC application. Management reports and statistical data help Comverge and PHI to monitor the progression and success of the program. To provide for this detailed business analysis, it is expected that reporting capabilities will include information in the following areas and will be based on various time-periods (year-to-date, monthly, etc.)

***

•Data Exchange Transaction Performance Service Levels

Electronic data services must meet the following performance service levels. Comverge will provide monthly status updates to PHI outlining their actual performance against these performance standards.

•	***

Failure to meet the above service levels will require remedies and requirements as shown in the following sections;

•Severity Levels

***

•Designated Responsible Parties & Contact Information Updates

•	***

•Required Remedial Actions

8.2.3.***

PHI Service Company – Comverge Terms and Conditions for Direct Loan Control Solution FINAL - 012009

PHI Service Company	CONFIDENTIAL

8.2.3.2 ***

8.2.3.3	***
8.2.3.4	***

Interface Data Transaction Standards

***

•Customer Satisfaction / Surveys

PHI will conduct periodic customer satisfaction surveys regarding the communications between the customer and Comverge’s CSC. Comverge shall implement a customer feedback system that captures customer compliments, complaints and suggestions and that implements a process to address each. Comverge shall be required to collect and report the following statistical call data on an ad-hoc, interval (PHI collects data on a thirty (30) minute interval basis), daily, month-to-date, month-end and YTD basis including”

•	***

•Audits

PHI shall have the right to *** audit aspects of *** operations and records, and audits may also be conducted at the request of the Maryland PSC.

PHI Service Company – Comverge Terms and Conditions for Direct Loan Control Solution FINAL - 012009

PHI Service Company	CONFIDENTIAL

This page intentionally left blank.

PHI Service Company – Comverge Terms and Conditions for Direct Loan Control Solution FINAL - 012009

PHI Service Company	CONFIDENTIAL

9 Pricing

***Permitting Costs

***

*** Commercial Paging Service

***

***

Comverge’s Warranty Offer:

•	***.

Inventory Carrying and Shipping Costs:

•	***

******

Multiple Compressor Control (DCU)

•	***

Call Center Termination Offer:

•	***

***

PHI Service Company – Comverge Terms and Conditions for Direct Loan Control Solution FINAL - 012009

10 Appendix

•PHI Standard Terms and Conditions

See Attached.

PHI Service Company – Comverge Terms and Conditions for Direct Loan Control Solution FINAL - 012009

PHI SERVICE COMPANY - COMVERGE

TERMS AND CONDITIONS

FOR DIRECT LOAD CONTROL SOLUTION

PHI SERVICE COMPANY

TERMS AND CONDITIONS

FOR DIRECT LOAN CONTROL SOLUTION

Table of Contents

Article	Page
I	Definitions	1
II	Preliminary Matters	4
III	Drawings	4
IV	Management and Personnel	5
V	Schedule	7
VI	Utility Services	7
VII	Completion of the Work	7
VIII	Safety and Protection	8
IX	Site Cleanup and Restoration	9
X	Titleholder and Risk of Loss	10
XI	Materials	10
XII	Equipment	11
XIII	Changes in Scope of Work	11
XIV	Installation Instructions	11
XV	Deliverables	11
XVI	Testing and Inspection	12
XVII	Warranties	12
XVIII	Claims	14
XIX	Dispute Resolution	15
XX	Termination	16
XXI	Prices and Payment	18
XXII	Confidentiality	18
XXIII	License Fees and Royalties	19
XXIV	Compliance with Laws and PHI Requirements	19
XXV	Indemnification	20
XXVI	Insurance	21
XXVII	Audit and Recordkeeping	22
XXVIII	Force Majeure	22
XXIX	Subcontracting	22
XXX	Miscellaneous	23

ATTACHMENTS

Contract Safety Requirements	Attachment A
Contract Change Authorization Form	Attachment B
List of Approved Hazardous Waste Disposal Sites	Attachment C
Cardinal Safety Rule Policy	Attachment F

PHI SERVICE COMPANY

TERMS AND CONDITIONS

FOR DIRECT LOAN CONTROL SOLUTION

Article I	Definitions

As Built Drawings means drawings of Goods in final completed and installed condition.

Affiliate of any entity means any other entity that directly or indirectly controls, is controlled by or is under common control with such entity. An entity shall be deemed to have control of another entity if the controlling entity owns 10% or more of any class of voting securities (or other ownership interests) of the controlled entity or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled entity, whether through ownership of stock, by contract or otherwise.

Attachments shall mean any of the documents designated as “Attachments” that are attached to these Terms and Conditions.

Cardinal Safety Rule Policy shall mean the Policy attached hereto as Attachment F.

Claim shall have the meaning set forth in Section 18.1.

Completion shall have the meaning set forth for such term in Section 7.1.

Confidential Information shall have the meaning set forth in Section 22.1.

Contract shall have the meaning set forth in Section 2.1.

Contract Change Authorization shall mean a material change to the PO including, but not limited to, changes to: quantities, Contract Milestone Schedule, prices, quality, or the Scope of Work. The term Contract Change Authorization, as used in this Contract, shall have the same meaning and affect as the terms “Change Order” and “Field Change Notice” as those terms may be used from time to time by one or more of the PHI Affiliates.

Contract Change Authorization Form shall mean the form attached hereto as Attachment B that is used by the Parties to effectuate a change in Contract terms, Contract Price or Contract Milestone Schedule in response to a Contract Change Authorization or other event as described in Article 14. The Contract Change Authorization Form, as used in this Contract, shall have the same meaning and affect as the “Change Order Forms” and “Field Change Notices” that may be used from time to time by one or more of the PHI Affiliates.

Contract Documents shall have the meaning set forth in Section 2.1.

Contract Price shall mean the price for the Work as set forth or referenced in the PO and/or SOW.

Contractor shall mean the entity providing Goods and/or performing the Services as specified in this Contract.

Contractor’s Proposal shall mean the proposal submitted by the Contractor in the course of developing the Contract.

Contract Term shall mean the period of time from the effective date of the Contract until termination.

Contractor’s Executive shall have the meaning set forth for such term in Section 19.3.

Contractor’s Records shall mean any and all information, materials and data of every kind and character, including without limitation, records, books, documents, subscriptions, recordings, agreements, purchase orders, leases, contracts, commitments, arrangements, notes, daily diaries, superintendent reports, drawings, receipts, vouchers and memoranda, and any and all other agreements, sources of information and matters that may, in PHI’s reasonable judgment, have any bearing on or pertain to any matters, rights, duties or obligations under or covered by the Contract. Contractor’s Records shall be deemed to include hard copy, as well as computer readable data, written policies and procedures, time sheets, payroll registers, payroll records, cancelled payroll checks, subcontract files (including proposals of successful and unsuccessful bidders, bid recaps, etc.), original estimates, estimating work sheets, correspondence, change order files (including documentation covering negotiated settlements), backcharge logs and supporting documentation, invoices and related payment documentation, general ledger entries detailing cash and trade discounts earned, insurance rebates and dividends, and any other items that may be used by PHI to adequately permit evaluation and verification of: (i) Contractor compliance with Contract requirements, (ii) Contractor compliance with PHI’s business ethics policies; and (iii) Contractor compliance with Contract provisions for pricing change orders, invoices or claims submitted by the Contractor or any of its Subcontractors. Contractor shall be required to preserve the Contractor’s Records for a period of three years after final payment under the Contract.

Deliverables shall mean any and all of the documentation, including but not limited to, all Drawings, installation and operation manuals, and copies of manufacture’s warranties, that Contractor is required to provide to PHI pursuant to the requirements of the Contract.

Design Documents shall have the meaning set forth for such term in Section 3.1.

Dispute shall have the meaning set forth for such term in Section 19.1

Dispute Notice shall have the meaning set forth for such term in Section 19.2.

Dispute Resolution Procedure shall mean the procedure described in Section 19.1.

Drawings shall mean As-built Drawings, field installation, original design and Shop Drawings, when referred to together.

Equipment shall have the meaning set forth in Section 12.

Executive Settlement shall have the meaning set forth for such term in Section 19.3.

Extra Work shall mean changes in the amount of Work occasioned by a Contract Change Authorization issued by PHI.

F.O.B. shall mean Free on Board.

Force Majeure shall have the meaning set forth in Article XXVIII.

Freight Routing Guide shall mean the shipment methods and freight carriers designated by PHI for use when PHI is responsible for delivery costs under the SOW.

Goods shall mean the product(s) identified in the SOW to be delivered or erected by Contractor.

Hazardous Chemicals shall have the meaning set forth in the Occupational Safety and Health Act Hazard Communication Standard (29 CFR 1910-1200).

Hazardous Materials shall have the meaning set forth in Section 9.1.3.

Incident Report Form shall be the form on which Contractor shall provide written notice to PHI of any and all complaints and claims of property damage or personal injury arising out of Contractor’s Work.

Industry Standards means those standards of care and diligence normally practiced by nationally recognized engineering and construction firms in performing services of a similar nature for similar projects in the United States and in accordance with good engineering design practices, applicable laws, applicable permits, and other standards established for such work.

Material shall mean any apparatus, products, supplies, documentation drawings and designs to be provided by Contractor and incorporated by Contractor into the Goods, or to be used to install the goods and delivered by Contractor to PHI under the Contract.

Negotiation Period shall have the meaning set forth for such term in Section 19.3.

No-Outage Condition shall mean a determination by PHI that facilities scheduled to be out of service to allow Work to proceed on the day in question, cannot be placed out of service.

OSHA shall have the meaning set forth for such term in Section 8.1.1.

Parties mean PHI and Contractor when referred to together. When referred to individually, each is sometimes referred to as a Party.

PHI shall mean PHI Service Company on behalf of itself and/or its affiliate(s) named on the face of the purchase order.

PHI’s Executive shall have the meaning set forth for such term in Section 19.3.

PHI’s Project Manager shall mean the individual designated by PHI who is authorized to coordinate all of the Work and Contract administration.

Purchase Order or PO shall mean the document authorizing payment for Goods and/or Services which incorporates by reference the Contract Documents.

Scope of Work shall mean a description of the Goods to be delivered and the Services to be performed by Contractor under the Contract.

Services shall mean any and all obligations, duties, and responsibilities necessary to the successful completion of the Work under the Contract Documents. Services, as used herein, shall not be deemed to include the Goods actually delivered by the Contractor in compliance with the Contract.

Shop Drawings shall mean all drawings, illustrations, brochures, schedules, and any other data which are prepared by the Contractor, a Subcontractor, manufacturer, a supplier, or a distributor, and which illustrate the Equipment, Material and Goods or some portion of the Services.

Subcontractor shall mean an individual, firm, or corporation having a direct contract with the Contractor, or with any other Subcontractor of any tier, for the performance of a part of the Work, or any part thereof, including, without limitation, the supply of principal items of Services, Goods, Material and/or Equipment to be used in or in connection with the Work.

Taxes shall be interpreted to include all taxes, duties, tariffs, and similar levies, charges, fees or costs, other than those related to income, regardless of nomenclature and method of determination, applied by any and all authorities and jurisdictions to any and all Goods and/or Services furnished in accordance with this Contract.

Terms and Conditions shall mean these terms and conditions.

Titleholder shall have the meaning set forth in Section 10.1.

Warranty Period shall have the meaning set forth for such term in Article XVII.

Work shall mean all of the Goods and Services provided by Contractor under the Contract. The term “Work” shall include the furnishing of all labor, Material, Equipment, and other incidentals. Without limiting the generality of the foregoing, the term “Work” also includes, and the Contractor shall furnish, unless the context clearly indicates otherwise, all or any part of such labor (including the services of all trades), supervision, methods, materials, Equipment, and transportation, or other facilities as may be necessary to complete the Contract, whether or not fully detailed on the Drawings or listed in detail in the Scope of Work.

Work Site shall mean the PHI-owned site, location, or area where all or part of the Work is to be performed.

Article II	Preliminary Matters

2.1

Contract. The Contract shall consist of the Purchase Order, including any documents attached to or identified on the PO, any Contract amendments or modifications, and any PHI-approved Contract Change Authorizations. The above documents shall be referred to collectively as the “Contract Documents”. In the event of a conflict among terms contained in the Contract Documents, such conflict shall be resolved in the following descending order of precedence:

(i)	PHI-approved Contract Change Authorizations

(ii)	Contract amendments and modifications
(iii)	The Purchase Order

In the event of a conflict among terms contained in documents attached to, or identified in, the PO, such conflict shall be resolved in the following descending order of precedence:

(i)	These Terms and Conditions

(ii)	The Statement of Work

2.2

Contractor Knowledge of Contract, Work Site, Etc. Contractor represents that it is familiar with the nature and extent of the Contract Documents and that it has conducted all investigations that it deemed necessary for the performance of the Work in accordance with the requirements of the Contract Documents. Any failure by the Contractor to acquaint itself with the available information will not relieve it from responsibility for properly estimating the difficulty or cost of successfully performing the Work. PHI assumes no responsibility for any assumptions, clarifications, or exceptions stated or implied in Contractor’s Proposal except for those specifically acknowledged and accepted by PHI in the SOW.

2.3

Fitting Verification. To the extent that fitting of Goods for interconnection with existing facilities and the work of others are required hereunder, Contractor shall be responsible for verifying existing conditions that may affect the Work, such as dimensions and other matters relating to interconnection of the Goods with the work of others and the accuracy of all dimensions given on any drawings provided by PHI, it being understood that PHI does not guarantee the exactness of such dimensions.

Article III	Drawings
3.1

Drawings and Other Information Provided by PHI. PHI shall use its best reasonable efforts to provide Contractor with all available information for the completion of the Work. All Drawings, specifications and other design related documents (“Design Documents”) are provided by PHI to Contractor solely for the purpose of describing the Work that is to be provided by Contractor under this Contract. At Contract termination, all sets of the Design Documents shall be returned to PHI. Neither Contractor nor any Subcontractor may own or claim a copyright in any of said Design Documents. Unless PHI provides written permission to the Contractor, neither Contractor nor any Subcontractor shall be permitted to use the Design Documents for any purpose other than completion of the Work. PHI shall not be liable for the completeness or accuracy of the information provided to Contractor.

Article IV	Management and Personnel

4.1	Key Personnel.
4.1.1

Contractor’s personnel, as identified in the SOW, are hereby specified as key personnel and are deemed necessary for the successful performance of this Agreement. Contractor agrees that except for promotions (but not to other projects), sickness, death, leaving its employ, or at the specific request or approval of PHI, that such key personnel will remain on the project team responsible for performing the Services.

4.1.2   PHI shall be afforded the opportunity to meet with and review qualifications of key personnel replacements, each replacement to be as equally well qualified as the individual leaving the project. All personnel assigned by Contractor to the project are subject to removal at the request of PHI. Whenever possible, replacements should be brought to the project team early, prior to the departure of the individual being replaced. PHI shall not be responsible for paying any fees for any such replacement person’s time spent acquiring knowledge of the Services.

4.2

Contractor’s Methods. Contractor shall supervise and direct the Work efficiently, and with its best skill and attention. Contractor shall perform the Work only within the area of operation at the Work Site designated by PHI. Contractor shall be solely responsible for the means, methods, techniques, and procedures of performing the Work. Contractor shall be responsible for seeing that the finished Goods meet the requirements of the Contract Documents. Contractor shall employ persons to work on the Work who will, at all times, work in harmony with PHI’s workers and mechanics. In the event that Contractor does not have the proper workers and/or mechanics to perform the Work in such harmony, then PHI shall provide notice to contractor and a reasonable opportunity to cure. In the event contractor fails to do so, PHI has the right, at its reasonable discretion, to employ such workers or mechanics to complete the Work as will work in harmony with PHI’s workers and mechanics and the Contractor shall reimburse PHI for the reasonable additional cost of replacing said workers.

4.3	Contractor’s Employees

4.3.1    Contractor and Subcontractors of all tiers shall employ only persons who conduct themselves in a responsible, professional manner so as to not harm PHI’s relationship with its customers, its other contractors and/or the public. PHI reserves the right, in its sole discretion, to determine who may perform work for PHI. Upon written notice from PHI, any person(s) who PHI determines in its sole, reasonable, discretion, is not satisfactory shall be immediately replaced by Contractor with satisfactory person(s).

4.3.2.   Contractor shall have a background investigation conducted on all of its employees who will be assigned to perform work at PHI work sites including customer homes, and shall require any of its Subcontractors performing work for PHI to similarly conduct a background investigation on all Subcontractor employees who will be assigned to perform work for PHI. Such background investigation shall, at a minimum, include a complete criminal history records check, which shall report all felony convictions within the previous seven years. Such background investigation shall be conducted by a competent professional organization and shall be in compliance with the Fair Credit Reporting Act and applicable state laws. Contractor agrees to provide PHI with a complete copy of the result of such investigation for any employee who has been convicted of a felony as described above. PHI will not permit any individual with a felony conviction to perform work for PHI. Contractor shall advise PHI within three days of learning that an active employee has been convicted of a felony.

4.3.3.   PHI requires that all Contractor and Subcontractor employees who work at PHI work sites be free of drugs and the influence of alcohol. All such employees, when reporting for duty and while on duty, must be “fit for duty”, defined as the appropriate mental and physical condition necessary to perform work in a safe, competent manner, free of the influence of drugs and alcohol. Possession of drugs, drug paraphernalia, and alcohol is prohibited on PHI’s worksites

4.4

No Unlawful Discrimination Permitted. PHI is an equal opportunity employer, does not discriminate against employees or applicants for employment by reason of race, color, religion, sex, national origin, age, veterans status, or other conditions protected by law. Contractor shall comply with all applicable federal, state and local anti-discrimination laws, ordinances, rules, regulations, and orders.

4.5	Labor Relations. Contractor shall perform the Work in a manner that does not interfere with, or cause PHI to breach, any of its agreements with any collective bargaining organization.

4.6

Night, Weekend, Holiday and Premium Time Services. Unless specifically authorized in the Contract or by PHI, Contractor shall not perform Services at the Work Site at night, on weekends or PHI-observed holidays and there shall be no payment(s) to the Contractor for work on these observed holidays when Services are not performed.

4.7	Down Time.
4.7.1.

Unless otherwise directed by PHI, Contractor’s construction supervisor, shall determine when Contractor employees shall work or not work due to inclement weather. PHI shall not be liable for weather-related downtime costs or delays.

4.7.2	It is within *** *** ***to determine whether a *** Condition exists.

Contractor employees who report for work at their designated work location and who have not been notified that they cannot work due to a No-Outage Condition shall be paid for reporting time at straight time rates for a specifically designated period of time as determined by the Contractor’s labor agreement, provided that such Contractor employees are prevented from doing productive work as a direct result of the failure of PHI to provide reasonable notice of the No-Outage Condition. In the event Contractor mobilizes Equipment but cannot utilize such Equipment in any capacity due solely to the occurrence of a No-Outage Condition of which PHI has failed to give Contractor reasonable notice or due to some other delay caused ***, ***shall make a ******d*** as to whether some reasonable *** is due ***.

4.8       Coordination with Others. Contractor acknowledges and agrees that PHI and/or other contractors retained by PHI may be performing work at the Work Site at the same time as Contractor. In addition, PHI may be operating its facilities at the Work Site in the normal course of its business. All work performed by Contractor at the Work Site shall be subject to coordination by PHI and such coordination shall not relieve Contractor from its responsibilities specified hereunder.

Article V	Schedule

5.1

Compliance with Schedule Requirements of SOW. Time of performance is of the essence of this Contract. Thus, the Work shall be started promptly by Contractor upon notice to proceed from PHI and Contractor shall prosecute such Work, *** *** *** ***, so as to complete the several parts and the whole of the Work in accordance with the Schedule Requirements of the SOW.

5.2

Failure to Comply with Schedule Requirements of the SOW. If it appears to PHI that Contractor will fail to comply with the Schedule Requirements of the SOW, PHI may notify Contractor of the appearance of such failure. Contractor and PHI shall then agree in writing to the steps that Contractor shall take to bring itself into compliance. ***

(i)	***

(ii)	***

(iii)	***

(iv)	***

Article VI	Utility Services

6.1

Arranging for Services. If required for the performance of the Work, and to the extent not provided or designated by PHI, Contractor shall make necessary arrangements to obtain utility services, including telephone and electric service.

6.2

Service Interruption. If, during the performance of the Contract, it should become necessary for the Contractor to interrupt any service to PHI or PHI customer facilities (including, but not limited to: water, gas, communications, electric light, electric power, and drainage system), such interruption shall not be made without approval of PHI, which shall require a minimum of 24 hours advance notice.

Article VII	Completion of the Work

7.1

Completion. Contractor shall provide written notice to PHI when it believes that it has completed all of the Work required under the SOW (“Completion”). When ***, based on its inspection of the ***, that *** has been completed in accordance with the requirements of the Contract, Completion shall be deemed to have been achieved. To the extent that *** *** *** that ****** of the *** is *** or ***, in addition to any other rights and remedies that it may have under this Contract, including, but not limited to*** ***and *** ***, PHI may, in its *** ***, adopt one or more of the following remedies:

(i)	***

(ii)	***

(iii)	Such other remedy as Contractor and PHI may agree upon.

***

7.2

Legal Requirements. Without limiting the generality of the foregoing, if the Contract Documents or any laws, ordinances, rules, regulations, or order of any public authority having jurisdiction require specifically that any Goods be inspected, tested, or approved by some public body, the Contractor shall, as part of the requirements for Completion, assume full responsibility therefore, pay all costs in connection therewith, and furnish to PHI the required certificates of inspection, testing, or approval. The parties agree that if *** is required for any of the Work, such *** of ***shall be passed directly to ***.

7.3

Failure to Reject. No failure of PHI or any of its representatives to reject all or portions of the Work prior to final completion shall be deemed to be an acceptance thereof or a waiver of defects therein. The presence or absence of any representative of PHI will not relieve Contractor from its responsibility to perform all Work in strict accordance with the terms and conditions of this Contract.

Article VIII	Safety and Protection

8.1	Contractor’s Safety Responsibilities

8.1.1

PHI is committed to a safe workplace. Contractor shall comply with the requirements of PHI’s Cardinal Safety Rule Policy and such Policy shall be incorporated herein and made a part of this Agreement. Contractor shall comply with the Federal Occupational Safety and Health Act (“OSHA”) and with all other applicable laws, ordinances, rules, regulations and orders of Federal, state and local regulatory bodies who may have jurisdiction over the Services. Contractor is solely responsible for protecting the health and safety of its employees, agents and contractors while on PHI’s worksites or performing work under this Contract. Contractor (and all persons working at the direction of Contractor) shall at all times conduct all Services in a manner to avoid the risk of bodily harm to persons or risk of damage to any property.

8.1.2	Unless specifically waived by PHI in the SOW, Contractor shall be required to comply with the PHI Contract Safety Requirements set forth on Attachment A.

8.1.3

Contractor shall conduct the necessary safety meetings and supply all necessary safety equipment, including personal protective equipment, to its employees as is necessary to meet the requirements of applicable laws and regulations.

8.1.4

Contractor shall erect and maintain, as required by the conditions and progress of the Work, all necessary safeguards for the safety and protection of the Work and of persons and property. Contractor shall prompt PHI to notify owners of adjacent facilities when prosecution of the Work may affect them. Contractor shall keep all its tools, Equipment, materials, etc., in such condition that the Work does not threaten the safety of employees of PHI, Contractor, other Contractors, and other persons and property on or near the Work Site or PHI premises.

8.1.5	Contractor shall comply and cooperate with periodic safety or environmental reviews or audits by PHI or PHI designated contractors during the Contract Term.

8.1.6

Contractor shall familiarize its employees, agents, Subcontractors and representatives with PHI’s safety programs through an orientation provided by PHI. Prior to starting the Work, Contractor shall, if required by PHI, provide PHI with certification that all of Contractor’s employees, agents, Subcontractors and representatives assigned to the Work have been trained on PHI’s safety rules. It is Contractor’s responsibility (not PHI’s) to administer the safety rules over Contractor’s employees, agents, Subcontractors and representatives. Compliance with PHI safety rules shall not relieve the Contractor or any Subcontractor or supplier of obligations under OSHA and other applicable laws, ordinances, rules, regulations, and/or orders.

8.2	Interfering with Utility and Other Facilities.

8.2.1

Contractor shall perform its Services at the Work Site so as not to foul, break, contact, or otherwise interfere with power, signal, and communications lines, pavements, roads, buried cables, pipelines (including ignition of gas), or other facilities on or near the Work Site. Contractor shall comply with all Federal, state and local laws, ordinances, rules, regulations and orders governing the conduct of Services in proximity to such facilities.

8.2.2

Contractor shall protect the personal and real property of PHI, its customers, and third parties, from damage, interference, and undue wear caused by the Services performed by Contractor. Contractor shall be responsible for the repair and/or replacement of damaged property, at its *** *** and to the *** of the *** **** thereof.

8.3

Emergencies. In the event of an emergency affecting the safety of persons or the Goods or other property at the Work Site or adjacent thereto, Contractor, without special instruction or authorization from PHI, shall act, at its discretion, to prevent threatened damage, injury, or loss. Contractor shall give PHI immediate verbal notice of any actions taken in response to such an emergency and shall follow such verbal notice with a written description of changes in the Work or deviations from the Contract Documents caused thereby.     .

Article IX	Site Clean Up and Restoration
9.1	Cleanliness of the Work Site.

9.1.1

Contractor shall at all times prevent the accumulation of debris at the Work Site and in all buildings and premises of PHI. Contractor shall, by the end of each working day, clean the Work Site, including, as applicable, buildings, Equipment, storage yards, rights-of-way, and adjacent properties, of accumulations of Materials, waste, rubbish, and other debris resulting from its Work.

9.1.2

Unless otherwise mutually agreed upon, all of Contractor’s structures, offices, racks, surplus materials, scaffolding, erection and construction Equipment, tools, and supplies shall be removed from the Work Site immediately upon the end of their usefulness to the Work.

9.1.3

In addition to its obligation to dispose of Hazardous Materials, Contractor shall dispose of all waste, rubbish and other debris in accordance with all applicable Federal, state and local laws, ordinances, rules, regulations and orders, as well as in accordance with any policies and procedures of PHI.

9.2

Restoration of the Work Site. At the completion of the Work, Contractor shall remove all waste materials, rubbish, debris, tools, construction Equipment, machinery, and surplus materials, from and about the Work Site and shall restore, to a condition acceptable to PHI, those portions of the Work Site not designated for alterations or intended to be altered by the Contract Documents.

9.3

Fire Hazards. To eliminate fire hazards, Contractor shall store all combustible and explosive materials in a manner that complies with all Federal, state and local laws rules and regulations In addition, Contractor shall remove all combustible or explosive materials from the buildings, enclosures, construction areas, etc., in and around the Work Site immediately upon the earlier of (i) such materials becoming scrap or otherwise unusable; (ii) the end of their usefulness to the Work; and (iii) when directed by PHI.

Article X	Titleholder and Risk of Loss
10.1

PHI to Designate Titleholder. PHI shall be permitted, at its sole discretion, to designate its Affiliate that takes possession of the Goods provided under this Contract as the titleholder of such Goods (referred to herein as the “Titleholder”). Title, which shall be free and clear of all liens, claims, changes, security interests and encumbrances whatsoever, shall, unless otherwise directed by PHI, pass to Titleholder, upon identification of Titleholder, of such Goods by Contractor. Titleholder shall have the right to enforce, in its own name, the warranty terms of the Contract with respect to such Goods. At PHI’s request, Contractor will fix appropriate notices or labels on the Goods to indicate ownership by Titleholder. To the extent required by PHI, Contractor shall execute all such documentation or agreements deemed necessary to PHI to evidence Titleholder’s interest in or title to the Goods.

10.2

Risk of Loss and Title. Risk of loss or damage and Title to Goods, Materials and Equipment provided, or to be provided in accordance with this Contract, shall not pass to Titleholder until ********* ****** ****** For the purpose of this document, ****** of *** will occur ****** of the *** at the *** *** is *** as outlined in the SOW. Contractor assumes responsibility for damage to Goods, Material, Equipment and personnel, caused by the negligent or tortious acts or omissions of its personnel, and the personnel of its Subcontractors of all tiers, in the performance of the Work.

Article XI	Materials

11.1     PHI Supplied Materials. To the extent provided for in the Contract, PHI shall furnish the Material required for the performance of the Work. If, and as required by PHI, Contractor shall provide advance notice before attempting to pick up any such PHI supplied Material from the source designated by PHI. Upon obtaining such PHI provided Materials, Contractor shall be responsible for delivering such items to the Work Site. After Contractor has accepted Materials furnished by PHI Contractor shall be responsible for the safety and protection of such Material from loss or damage of any nature until the Work is completed. Contractor shall maintain and protect Material and Equipment during storage and after installation in accordance with the manufacturer’s warranty requirements and special storage instructions, and as directed by PHI, until Completion.

11.2

Contractor-provided Materials.    Materials not being supplied by PHI shall be furnished by Contractor. Unless otherwise expressly set forth in the Contract, all Contractor supplied Goods, Materials and Equipment shall be delivered, at Contractor’s *** ***, “****” Contractor shall use the type, quality and quantity of Materials specified in the SOW. In the event the SOW does not so specify the type, quality and/or quantity of Materials required, Contractor shall, if required by PHI, submit for review and approval by PHI, specification sheets or product sheets describing the Materials that it proposes to procure. Contractor shall, after approval by PHI, if required, or on its own, if prior approval is not required, procure Materials in the quantity and of the type which are fit for the particular purposes intended by the Contract. PHI shall not be responsible for the loss or theft of Contractor-supplied Materials, tools or Equipment, or for personal belongings of Contractor’s employees while on the Work Site or otherwise on PHI’s property.

Article XII	Equipment

12.1

Contractor To Provide Equipment. Subject to PHI’s right to reject or require Contractor to repair or replace Equipment that PHI considers, in its reasonable discretion, inadequate, unsafe, or otherwise inappropriate for use on the Work, the Contractor shall provide all of the equipment necessary to complete its Work (“Equipment”). Nothing herein requires PHI to inspect Equipment used or to be used by Contractor. Additionally, the cost for Contractor’s use of items such as cellular telephones, hand held tools, communication radios and other items ancillary to the provision of the Work shall not be charged to PHI.

Article XIII	Changes to the Scope of Work

13.1

Contract Changes. Either party may, at any time during the term of this Contract, request the performance of Extra Work by initiating a contract change. Once agreed, PHI shall issue a Contract Change Authorization Form (a form of which is attached hereto as Attachment B) to Contractor. The Contract Change Authorization Form shall set forth the agreed upon pricing for the Extra Work. And shall constitute an authorization to proceed with the Extra Work described therein

13.2

Reduction in Scope of Work. Contractor shall delete any portion of the Work from the Scope of Work upon receipt from PHI of a Contract Change Authorization directing such deletion and PHI will deduct, from any monies due the Contractor, the actual amount agreed upon for said deleted Work. Where a reduction in the scope of work could affect contractor’s ability to perform remaining deliverables or increase contractor’s cost to perform the remaining scope of work, the parties shall mutually agree upon appropriate adjustments to costs, schedule, or deliverables.

Article XIV	Installation Instructions
14.1

Installation Instructions. Where assembly, alignment, and erection of Contractor or Subcontractor supplied Goods is required in the field, Contractor shall furnish procedures and instructions for this work, outlining all field operations necessary to install and place Goods into satisfactory operation and, where applicable, shall provide descriptions of the field installation operation. Contractor shall furnish PHI with all information required to incorporate the Goods into its facilities and operations.

14.2	PHI Rights. PHI shall be granted and shall retain *** *** the *** right to *** and *** any and all documentation required by this Article to be furnished by Contractor to PHI.

Article XV	Deliverables/ Right to Use

15.1

Contractor to Provide Deliverables. Contractor shall provide to PHI, prior to completion of the Work, or at such other time as may be directed by PHI, all Drawings, installation and operation manuals, copies of manufacture’s warranties and all other Deliverables described in the Contract in the form, quantity and quality as described in the SOW.

15.2	***

15.3

PHI shall have complete and unrestricted right to use all plans, specifications, drawings, reports, manuals and documents prepared or generated by Contractor in connection with its performance of the Work described or referred to herein. If, for any reason, PHI is found not to own such copyright, an assignment thereof shall be made by Contractor. Any re-use of work by PHI, or its contractors, agents, assigns, and successors, shall be at PHI’s sole risk, and PHI shall indemnify and hold Contractor harmless from such re-use of work for purposes other than intended under this Agreement.

15.4     The Contractor affirms that, by entering into this contract, it will not be providing 50% or more of        its total output to PHI.

Article XVI	Testing and Inspection

16.1     PHI Right to Inspect. PHI shall have the right, at all reasonable times, at the shop and at the

Work Site, to inspect the Goods to determine whether they meet the requirements of the Contract. PHI may ***and ****** or r*** of any Goods found, upon inspection, to be defective or not in accordance with the Contract, *** of the *** of their c*** or the *** or ***of discovery of such ***or ***

Article XVII	Warranties

17.1

Unless otherwise provided in the text of the SOW, Contractor warrants that all materials supplied under this Contract are of merchantable quality and are free from defects in design, materials, workmanship, and title, are fit for purposes of which goods of that type are ordinarily used as well as for any purposes Contractor has specified or advertised, and that the materials conform in every respect to the specifications of the SOW and any applicable sample or description given to PHI. Contractor shall, within a reasonable time after receipt of written notice thereof, make good at its own expense and without cost to PHI, any defects in materials or workmanship which may appear within ***

17.2

Contractor warrants and represents that all Services are complete and accurate, are performed in a workmanlike, professional and efficient manner by qualified personnel, and conform to all requirements of this Contract. If Contractor is required to provide equipment as part of the Services, Contractor warrants that all such equipment (i) shall be of good quality and workmanship and free from defects, latent or patent, (ii) shall conform to all specifications, drawings, and descriptions furnished by or to PHI (iii) shall be merchantable and suitable for their intended purpose, (iv) shall be free of any claim of any third party, and (v) shall conform to all laws and regulations relating to their manufacture and use. If Contractor is required to provide software as part of the Services, Contractor warrants that all such software developed or prepared for PHI shall contain no “computer viruses” or other “contaminants,” including any codes or instructions that may be used to access, modify, delete, damage or disable PHI’s computer system. Contractor expressly waives and disclaims any right or remedy it may have at law or in equity to de-install, disable or repossess any deliverables under this Contract by means of any so-called “disabling devices” should PHI fail to perform any of its obligations under this Contract. The duration of the warranties in this Article shall be ***

17.3

Contractor warrants that Contractor is sufficiently staffed and equipped to fulfill its obligations under this Contract, that any employee providing Services to PHI shall possess the qualifications represented by the employee’s resume and that the employee will be qualified by education and experience and competent to provide the Services to be performed by such employee. PHI shall have the right to require the immediate removal from the work of any employee of the Contractor not so qualified. Contractor shall, at its own expenses, furnish a replacement employee possessing the required qualifications, if available. Such replacement shall be the sole and exclusive responsibility of the Contractor for breach of the above warranty.

17.4	Contractor makes no other warranties, express, implied or statutory, including but not limited to the implied warranties of merchantability and fitness for a particular purpose.***

17.5

Contractor represents and warrants that it has not and it shall not assign, agree, nor otherwise transfer or encumber any right, title or interest to any technology or intellectual property that would conflict with its obligations under this Contract. ***

17.6

Contractor warrants that if any of the Services fail to conform to the requirements defined in the SOW or are not in accordance with sound and generally accepted industry standards, Contractor will perform such necessary corrective Services of the type originally performed as may be necessary to correct any such defects brought to Contractor’s attention in writing by PHI within ***. If PHI determines that such reperformance is impractical or undesirable, ***the parties shall determine ***. Goods that are repaired, adjusted, modified, or replaced by Contractor pursuant to its obligations hereunder shall be warranted as set forth herein, except that the warranty period shall extend to the latter of: (i) the expiration of the original warranty period; or (ii) *** from the date of such repair, adjustment, modification, or replacement.

17.7

None of the remedies available to PHI hereunder or at law or equity for breach of any of the foregoing warranties may be limited except as specifically agreed upon by PHI in a separate written Contract signed by its authorized representative.

17.8

Remedy for Breach of Warranty. If, during the warranty period, ***determines that any portion of the Work fails to conform to the warranty, in addition to any other rights and remedies that PHI may have, including, but not limited to, execution of Performance Guarantees as provided for in the SOW, PHI may, in its reasonable discretion, adopt one or more of the following remedies:

(i)	***
(ii)	Such other arrangements as Contractor and PHI may agree.

***

17.9

Pass-Through Warranties. In the event that Contractor purchases Goods or Materials in its own name for incorporation in the Work delivered to PHI, and Contractor receives a warranty from the vendor of such Goods or Materials, Contractor shall ensure that such warranty is passed through to, and is enforceable by, PHI and Titleholder.

17.10

Non-Waiver. All representations and warranties of Contractor shall survive the Contract. The Contractor is not relieved of its obligations under the warranties provided hereunder regardless of whether (i) PHI approves the Materials to be used, (ii) PHI approves the manner of performing the Work, (iii) PHI accepts the Work or any part thereof, or (iv) PHI does or does not repair or replace any part of the Goods not in compliance with the Contract.

Article XVIII	Claims

18.1	Third-Party and Customer Claims. In accordance ***

18.2

Contractor Claims. In the event that Contractor seeks relief related to a requested adjustment to Contract terms, Contract Price and/or Contract Milestone Schedule (referred to as a “Claim”) it must comply with the deadlines set forth in Subsections ___ and ____. Claims not submitted in compliance with Subsections 25.1.1 and 25.1.2 shall not be payable by PHI under this Contract.

18.2.1.

Contractor shall provide preliminary written notice to PHI of all Claims arising under this Contract, whether involving law, fact, or both, or Extra Work, as soon as possible, but in no event not later than *** working days after the Contractor knew or should have known of the event giving rise to the dispute or Claim; provided, however, that if the Claim is of a continuing character and notice of the Claim is not given as set forth above, the Claim will be considered only for a period commencing *** working days prior to the receipt by PHI of preliminary notice thereof. Preliminary notice of a Claim need not detail the amount of the Claim, but shall state the facts surrounding the Claim in sufficient detail to identify the Claim, together with the character and scope thereof.

18.2.2

Detailed cost data supporting any payment requested from PHI must be submitted to PHI’s Project Manager within 60 days of preliminary notice of the Claim. Continuing cost data supporting a request for payment must be submitted within 30 days of the date that such cost data is available to Contractor. Claims will not be considered or paid for Contractor principal office costs, including compensation of personnel stationed at said principal office, loss of financing, business and reputation and for lost profit or consequential damages. It is the Contractor’s obligation to maintain records to substantiate the Claim.

18.3

PHI Review of Contractor Claim. In conducting its review of Claims submitted by the Contractor, PHI may (i) request additional supporting data from the Contractor; and (ii) obtain data or other information from Contractor and Subcontractors or others who have information related to the events or occurrences giving rise to the Claim. Contractor shall be required to cooperate in any review conducted by PHI. Failure by the Contractor to so cooperate may result in rejection of the Claim. PHI may either (i) reject the Claim in whole or in part; (ii) accept the Claim in whole or in part; or (iii) recommend that the Contractor seek to compromise the Claim. Contractor disagreement with PHI disposition of a Claim may be addressed by Contractor under the Dispute Resolution Procedure set forth in Article XIX.

Article XIX	Dispute Resolution

19.1     Dispute Resolution Procedure. If the Parties’ representatives are unable to resolve disputes arising under this Contract through their normal course of business (“Dispute”) they each shall have the right to have such Dispute resolved through operation of the procedure (“Dispute Resolution Procedure”) provided for in this Article XIX.

19.2

Notice of Dispute. Either Party asserting the existence of a Dispute under this Contract shall deliver a written notice (“Dispute Notice”) to the other Party describing the nature and substance of the Dispute and proposing a resolution of the Dispute.

19.3

Executive Negotiation. During the first thirty (30) days following the delivery of the Dispute Notice (and during any extension agreed to by the Parties, the “Negotiation Period”) an authorized executive officer of Contractor (the “Contractor’s Executive”) and an authorized executive officer of PHI (the “PHI’s Executive”) shall attempt in good faith to resolve the Dispute through negotiations. If such negotiations result in an agreement in principle among such negotiators to settle the Dispute, they shall cause a written settlement agreement to be prepared, signed and dated (an “Executive Settlement”), whereupon the Dispute shall be deemed settled, and not subject to further dispute resolution.

19.4

Alternative Dispute Resolution. If an Executive Settlement is not achieved, at the conclusion of the Negotiation Period, the Dispute may, by mutual agreement of the Parties, be submitted for resolution in any other manner that they may agree to at the time such Dispute arises; provided, however, that a Party’s agreement to any such other dispute resolution procedure with respect to any particular Dispute shall not act as a waiver of the right of any Party to have any other Dispute resolved in accordance with the Dispute Resolution Procedures set forth in this Article XIX..

19.5

Tolling of Statute of Limitations. The initiation of any Dispute Resolution Procedure under this Article XXVI, to the extent permitted by applicable law, shall, upon the delivery of a Dispute Notice, suspend the running of the statute of limitations applicable to the Dispute described in such Dispute Notice until fourteen (14) calendar days after the conclusion of all such Dispute Resolution Procedures.

Article XX	Termination

20.1     Term. This Contract shall commence upon execution and shall remain in effect until termination;

provided, however, that, if there is a SOW for which the Parties have obligations that extends beyond such termination, the terms of this Contract shall continue to apply to such SOW until all obligations have been satisfied.

20.2

Suspension of Work. PHI may, ***, direct Contractor to suspend performance under any SOW. Contractor may submit a Contract Change Authorization Form seeking a change in price and/or schedule to reflect costs incurred or unavoidable delays caused by such suspension of Work.

20.3	Termination for Convenience. ***

20.4	Payment Upon Termination

(i) Reimbursable Costs — In the event of a Contractor shall be entitled to recover***The total reimbursable cost shall in no event exceed the Agreement price.

(ii) Notwithstanding anything to the contrary herein, in the ***

(iii) ***

20.5	Termination for Cause.
20.5.1

PHI reserves the right, without any liability to Contractor, except to pay for work satisfactorily completed and accepted by PHI prior to termination, to terminate all or any part of this Contract upon *** written notice to Contractor, if any of the following have not been cured within the For events that are not capable of cure within a *** period, the parties will negotiate in good faith a mutually satisfactory cure period. ***

***

20.5.2	***
20.5.3

Comverge reserves the right, without any liability to PHI, to terminate all or any part of this Contract upon *** written notice to PHI, ****. In the event of the following, Comverge within **** notice can terminate for cause

(i)	***

20.6     Title to Material. Title to all Material and Goods for which PHI has paid Contractor hereunder shall vest in Titleholder and such Material and Goods may be disposed of as directed by PHI. Any manuals, As-built Drawings, or other pertinent documents which are in existence prior to the effective date of termination and which would have been provided to PHI at the end of the Work shall be furnished to PHI and will be deemed to be the Titleholder’s property.

Article XXI	Prices and Payment

21.1	Contract Price. Contractor shall perform the Work for the Contract Price set forth in the Contract Documents.

21.2	Taxes. *** shall be responsible for all Taxes and duties applicable to the Work. ***

21.3

Reimbursement, Compensation and Payment. PHI shall pay to Contractor only the compensation described in the P.O. and/or SOW, and shall not be responsible for any services performed in excess of the total price of the P.O. unless approved in writing by an authorized representative of PHI.

(i) Amounts due Seller under a SOW shall be paid ***. Delay in receiving invoices or any other data requirements in number of copies specified, or errors and omissions on either will be considered just cause for withholding payment without loss of cash discount privilege. All discount periods will begin on the date that Buyer receives materials. Terms shall be based on receipt of goods and services, receipt of invoice or required date of goods and services, whichever is later. Sellers are further required, when so requested, to supply its federal tax ID number as a condition of payment.

Article XXII	Confidentiality

22.1

Confidential Information. All knowledge and information that either party may receive from the other or from its employees, or by virtue of the performance of Work under and pursuant to this Contract, including but not limited to, all financial, economic, business, operational, strategic, regulatory, technical or other information regarding a party or any Affiliate, including all business and marketing plans, customer lists, pricing information, policies and procedures, software, specifications, drawings, models, scopes of work, reports, forecasts, data, know-how, designs, algorithms, software programs, financial projections, research, developments, ideas and operations, including any material bearing or incorporating any such information, whether contained in or relayed by writing, electronic form, verbally, or otherwise, and whether disclosed prior to or after the date hereof shall collectively be defined for purposes of this Contract as “Confidential Information”. Confidential Information shall not include any information that: (i) the receiving party can reasonably demonstrate was in its possession, care, custody or control, on a non-confidential basis, prior to disclosure hereunder; (ii) is or becomes publicly known through no wrongful act of the receiving party ; (iii) is lawfully received by the receiving party from a third party not bound by a confidentiality obligation to the other ; or (iv) has been independently developed without reference to or use of any Confidential Information.

22.2

Use of Confidential Information. Each party shall treat all Confidential Information for all time and for all purposes as strictly confidential and held by the receiving party in confidence, and solely for the receiving party’s benefit and use, and shall not be used by a party or directly or indirectly disclosed by the receiving party to any third party except with the disclosing party’s prior written permission.

22.3

Return of Confidential Information. At the disclosing party’s request, the receiving party shall return all Confidential Information to the disclosing party or provide a written certification that all such Confidential Information and/or copies have been destroyed.

22.4

Remedy for Breach. The parties acknowledge and agree that each party shall be irreparably harmed if the other’s obligations under this Article 22 are not specifically enforced and that money damages would be inadequate to remedy any breach of such obligations. Therefore, the receiving party agrees and consents that, in addition to any other remedy that the disclosing party may have at law or in equity, the disclosing party may seek to enforce this Contract by injunction, restraining order, or other equitable remedy.

Article XXIII	License Fees and Royalties

23.1.1	Contractor to Pay Fees. Contractor shall pay all *** that are payable on account of the Services or any part thereof, and shall otherwise assume all costs incidental to the use of any ***.

Article XXIV	Compliance with Laws and PHI Requirements

24.1

Compliance with Laws. Contractor shall comply with all applicable international, Federal, state and local laws, rules, and regulations including, without limitation and incorporated by reference herein, Section 202 of Executive Order 11246 (41 CFR Part 60), Section 503 of the Rehabilitation Act of 1973 (41 CFR Part 741), the Vietnam Era Veterans’ Readjustment Assistance Act of 1974 (41 CFR Part 60-250), Public Law 95-507 (15 USC 637(d)), and all immigration laws pertaining to employment. Contractor shall certify, in writing, such compliance at PHI’s request.

24.2

Compliance with Safety Related Laws and Regulations. Contractor shall comply with the federal Occupational Safety and Health Act (“OSHA”) Construction Safety and Health Standards, Construction Industry Standards (29 CFR part 1926), applicable General Industry Standards (29 CFR part 190), and all other applicable laws, ordinances, rules, regulations, and orders of any public body having jurisdiction for the safety of persons or property or to protect them from damage, injury, or loss. Contractor shall furnish and erect all temporary barricades required by Federal, state, or local laws, ordinances, rules, or regulations, by any governmental authority or by Work Site conditions. All such barricades shall be arranged so as to ensure the safety of all workers, persons, and property, and shall be removed by Contractor at the completion of the Work.

24.3     Maintenance of Records. Contractor shall, and shall require all its Subcontractors, to keep all records, file all reports and otherwise comply with all federal, state and local laws and regulations applicable to the Work including, without limitation, all laws and Executive Orders and pertinent rules and regulations adopted thereunder applicable to contractors. This Contract is deemed to include all provisions specifically required by law to be incorporated herein. If Contractor performs any work contrary to such laws or regulations, Contractor shall promptly, without cost or expense to PHI, modify its performance as necessary to so comply.

24.4     Permits and Licenses. Permits and licenses necessary for performance of the Work shall be secured and paid for by ***, unless otherwise directed by *** ***shall be duly registered, and shall hold whatever licenses are required for the specific work being performed, in the state in which the work is to be performed. Unless waived by ***, all Drawings provided by *** shall contain the approval and seal or stamp of a professional engineer.

Article XXV	Indemnification

25.1	Contractor Liability. ****** ***

25.2	***

25.3	Contractor Indemnification******
25.4	***

Article XVI	Insurance
26.1

Insurance Requirements. Before commencing the delivery of Goods or the provision of any Services under this Contract, Contractor shall procure and maintain at its own expense the following minimum insurance in forms and with insurance companies acceptable to PHI:

(i)	Workers’ Compensation insurance for statutory obligations imposed by Workers’ Compensation, Occupational Disease, or other similar laws;

(ii)	Employer’s Liability: *** per occurrence;

(iii)	Business Automobile Liability (for all owned, non-owned, hired, and leased vehicles): *** per occurrence;

(iv)

Comprehensive General Liability (including contractual liability insurance): *** per occurrence, and an aggregate, if any, of at least ***. The contractual liability insurance coverage shall insure the performance of the contractual obligations assumed by Contractor under this Contract, including specifically, but without limitation thereto, Article XXXII entitled “Indemnification”;

(v)

Professional Liability (errors & omissions), where applicable, covering the professional services being delivered by Contractor: *** per occurrence. Such coverage shall remain in force for a minimum of three years following termination of Services under this Contract; and

(vi)	Any other insurance as may be required by PHI in the SOW.

26.2

Proof of Insurance. Upon execution of this Contract, Contractor shall provide to PHI’s Corporate Insurance Department, located at 701 Ninth Street, NW, Washington, DC 20068, certificates of insurance, including any endorsements, acceptable to PHI with respect to the above insurance requirements, and with respect to subparagraphs (ii), (iii), (iv) and (v) above, naming PHI, its officers, directors, employees and agents as additional insureds. Such certificates and insurance coverage required by this Article 26 shall contain a provision that no coverage afforded under the policies will be canceled, materially changed or allowed to expire until at least thirty (30) days prior written notice has been given to PHI. Such insurance shall provide a waiver of subrogation in favor of PHI, state that coverage is primary to any other valid insurance available to PHI (to the extent permitted by applicable insurance law), and allow cross liabilities and coverage regardless of fault.

26.3

Insurance for Subcontractors. Contractor shall maintain adequate insurance coverage for Subcontractors, and in the event any Subcontractor(s) provide any Goods and/or Services for Contractor, Contractor may require such Subcontractor(s) to also maintain insurance in accordance with the requirements of this Article 26.

Article XXVII	Audit and Record-Keeping

27.1

PHI shall have the right at all reasonable times to review and audit (i) all evidence, including but not limited to, correspondence, records, vouchers and books of account supporting charges invoiced to PHI by Contractor for Services performed or money expended under this Agreement; and (ii) all records necessary to verify Contractor’s compliance with PHI’s requirements described under Section 9 below. Contractor shall maintain and retain for a period of three (3) years after the date of the applicable Purchase Order all invoices, time sheets, payroll records and other evidence supporting all such charges.

Article XXVIII	Force Majeure
28.1

Definition. Neither Party shall be considered to be in default in the performance of its obligations under this Contract, to the extent that the performance of any such obligation is prevented or delayed by any cause which is beyond the reasonable control of and without the fault or negligence of the affected party.

28.2

Notice of Event. If either Party’s ability to perform its obligations under this Contract is affected by an event of Force Majeure, such Party shall promptly, upon learning of such event and ascertaining that it will affect its performance under the Contract, give notice to the other Party stating the nature of the event, its anticipated duration, and any action being taken to avoid or minimize its effect. Such notice shall be given no later than four (4) days after the affected Party ascertains that its performance will be affected. Failure to give such notice within the time specified shall be deemed a waiver of the relief for Force Majeure provided herein.

28.3

Extension of Time for Performance. The Party claiming Force Majeure may only extend the time for its performance for a period would be necessary to compensate in time for the effect of such Force Majeure event.

28.4

Excuse From Performance. In the event that the performance by either Party or a portion thereof is rendered impossible by a Force Majeure event, that portion of performance so affected shall be deemed terminated and the price shall be adjusted accordingly.

28.5	Risk of Loss*** shall bear all costs and expenses caused by a Force Majeure event and the risk of loss to all items damaged or destroyed by a Force Majeure event.

Article XXIV	Subcontracting

29.1

Use of Subcontractors. Subject to PHI’s review and prior approval Contractor may employ Subcontractors, contract employees, consultants or other non-employees, to complete any part or parts of its Work under this Contract. The Contractor shall be liable to PHI for the acts and omissions of its Subcontractors and of persons either directly or indirectly employed by them including, specifically, an obligation to indemnify PHI for acts and omissions of its Subcontractors as set forth in Section 32.2.

Article XXX	Miscellaneous

30.1

Non-Waiver. No waiver by either Party of any provision of this Contract shall be effective unless expressly contained in a writing signed by the waiving Party. Failure by the other Party to enforce any provision of this Contract or to exercise any right arising out of this Contract shall not be deemed a waiver of that provision or right, or of any other provision or right, and no waiver by such Party of any breach shall be construed to be a waiver of any prior or succeeding breach.

30.2

Severability. If any term or condition of this Contract shall be deemed to be unlawful or unenforceable by a Federal or state court or agency of competent jurisdiction, such determination shall have no effect on the validity and enforceability of the other terms and conditions of this Contract and the challenged term or condition shall be deemed deleted or modified to the extent necessary for such term or condition to be effective to the fullest extent.

30.3

Entire Agreement and Interpretation. This Contract constitutes the entire agreement between the Parties, and supersedes all prior proposals, agreements and understandings, whether oral or written, relating to the subject matter of the Contract. No amendment to this Contract shall be effective unless executed by authorized representatives of both Parties.

30.4

Representations. Each Party represents and warrants to the other (i) that if it is a corporation it is validly existing and in good standing under the laws of the state of its incorporation; (ii) that it has full power and authority to execute and deliver this Contract and to carry out the actions required of it by this Contract; (iii) that the execution and delivery of this Contract and the transactions contemplated hereby have been duly and validly authorized; (iv) that all Contract Documents will be duly and validly executed by an authorized representative of the Party and constitutes a legal, valid and binding agreement of said Party; (vi) that it is not in violation of any applicable law, statute, order, rule, regulation, or judgment promulgated or entered by any Federal, state, or local Governmental Authority, which violation could reasonably be expected to materially adversely affect the performance of its obligations under this Contract; and (vii) that it will comply with all laws, rules, regulations, codes, and standards of all federal, state, and local Governmental Authorities applicable to its compliance with this Contract.

30.5

A.            Independent Contractor/Non-Solicitation. Contractor’s relationship to PHI under this Contract shall be that of independent contractor and shall not be construed to constitute Contractor, or any of its employees or Subcontractors, as an authorized representative, agent, associate, joint venturer, or partner of PHI.

B.        Non-Solicitation. During the term of this Agreement and for twelve (12) months thereafter, neither party will solicit for employment any employee, agent, or contractor of the other. A general advertisement or a request for employment which is initiated exclusively by an employee or contractor of the other shall not be considered a solicitation pursuant to this section.

30.6	Use of PHI Methods, Equipment and Facilities. PHI’s methods, Equipment, and facilities shall, at all times be owned by PHI and any use by Contractor of said methods, Equipment and facilities shall, at all times, be subject to PHI’s discretion and shall remain under PHI’s exclusive direction and control.

30.7

Set-Off. Any amount owed to Contractor by PHI or any of PHI’s Affiliates shall be subject to deduction by PHI for any setoff, counterclaim, or indemnification right arising out of this or any other Contract from PHI or any of PHI’s Affiliates to Contractor.

30.8

Term and Conditions for Gas Contracts. To the extent that the Work to be provided hereunder will be performed at, near or around facilities used by PHI for the distribution, sale or use of natural gas, the terms and conditions contained herein shall be supplemented by terms and conditions contained in Attachment F attached hereto which terms and conditions are incorporated by reference herein and made a part hereof.

30.9

Public Communication. Contractor agrees to cooperate with PHI in maintaining good community relations. *** shall not release any contractor or design documents or direct load control program marketing materials until PHI has reviewed same and provided prior written approval. *** shall not, without the prior written consent of ***, use in advertising, publicity or otherwise, the name or logo of ***, or the name or logo of any affiliate of ***, or refer to the existence of this Contract in any press release, website, advertising or promotional material. ***shall, within five (5) days of the date of this Contract, remove any existing reference to *** or its affiliates from any website.

30.10

Choice of Law and Venue. This Contract is to be interpreted and enforced under the law of the jurisdiction where the Goods are to be delivered or the Services are to be rendered (without regard to the choice of law provisions thereof), and any dispute involving the Contract shall be heard in a court of competent jurisdiction in such jurisdiction. Where the Goods and/or Services are provided to or performed in more than one jurisdiction, this Contract is to be interpreted and enforced under Delaware law.

30.11

*** Remedies. All of the remedies hereunder enjoyed by, or given to, ***, are cumulative, and are in addition to any other rights or remedies which *** may have at law, in equity or otherwise, and each such remedy is not exclusive of, and does not limit, any other remedy in any way.

30.12

Assignability. This Contract is not assignable by either Party without the written consent of the other Party; provided, however, that PHI shall be permitted to assign its rights and obligations hereunder to an Affiliate without the prior consent of Contractor.

30.13

Prohibition Against Employment of PHI Employees. Without the express prior written permission of PHI, Contractor shall not (directly or indirectly) solicit, hire or otherwise retain any employee of PHI.

30.14

Survival of Provisions. The following provisions of this Contract shall survive the termination of the Contract and the performance of the Work contemplated by the Contract: Sections 2.1, 2.2, and 17.1 and Articles XXIV, XXV, XXVI, XXVIII, XXIX, XXX, XXXII, XXXIV and XXXVIII.

30.15

Notification of “Miss Utility” or “One Call”. Contractor shall notify “Miss Utility” or “One Call” at least *** hours, or such other time required by the jurisdiction within which the Work is being performed, before commencing any excavation in connection with Work.

30.16

Prohibition Against Contractor Gifts or Gratuities. PHI has a policy prohibiting its employees, agents, inspectors, consultants and contractors, and the employees, agents, or representatives of any of them, from soliciting or accepting bribes, gifts, gratuities, favors, services or anything of material value from others including, but not limited to, vendors, suppliers, contractors and subcontractors, and the employees, agents, or representatives of any of them, during or in any way connected with their participation in work done for PHI. Upon request, Contractor shall furnish written evidence that all of its employees assigned to Work covered by this Contract are aware of the policy and agree to abide by its terms.

30.17

Limitation of Liabilities. Neither party shall be liable to the other Party for consequential, incidental, punitive, exemplary or indirect damages suffered by the other Party or any Subcontractor, supplier or customer of such Party, lost profits or other business interruption damages, by statute, in tort or contract, under any indemnity provision or otherwise. The liability limitations herein imposed on remedies and the measure of damages shall be without regard to the cause or causes related thereto, including without limitation, the Party’s negligence, whether such negligence is sole, joint or concurrent, or active or passive. To the extent any damages required to be paid hereunder are liquidated, the Parties acknowledge that the damages are difficult or impossible to determine, otherwise obtaining an adequate remedy is inconvenient and the liquidated damages constitute a reasonable approximation of the harm or loss.

30.18	Notices.

Any notice, demand for information or document required or authorized by this Contract to be given to a Party shall be given in writing and shall be sufficiently given if delivered by electronic mail, overnight mail, overnight courier or hand delivered against written receipt, or if transmitted and received by facsimile transmission addressed as set forth below, or if sent to such Party by electronic mail, overnight mail, overnight courier or hand delivery to such other address as such Party may designate for itself by notice given in accordance with this Section 38.18. Any such notice shall be effective only upon actual receipt thereof by the addressee. All notices given by facsimile shall be confirmed in writing, delivered or sent as aforesaid, but the failure to so confirm shall not in any manner render ineffective the original notice. The address for the delivery of notices and bills to each Party and the respective telephone and facsimile numbers shall be as follows:

(i)	For PHI:

(ii)	For Contractor:

PHI SERVICE COMPANY

COMVERGE TERMS AND CONDITIONS

FOR DIRECT LOAN CONTROL SOLUTION

ATTACHMENT A

PHI SERVICE COMPANY

CONTRACT SAFETY REQUIREMENTS

1. OVERVIEW: This document, Contractor Safety Requirements - Attachment A, outlines the safety requirements for Contractors of Pepco Holdings, Inc., (PHI) and its affiliates (as designated on the face of the Purchase Order to which this document is attached). The Purchase Order, together with the applicable attached PHI Terms and Conditions, Scope of Work, this Attachment A, and other documents which may be identified on the face of the Purchase Order, constitute the Contract. It is not the intent of PHI to identify, in this document, activities required for Contractors to be in compliance with Occupational Safety and Health Administration (hereinafter “OSHA”) regulations, or with other applicable federal, state or local statutes, regulations, or ordinances. This document is intended to reflect and to incorporate by reference PHI’s safety policies and procedures.

2. CONTRACTOR RESPONSIBILITY FOR COMPLIANCE:

a. Law - It is the Contractor’s sole responsibility to understand and to comply fully with all applicable federal, state and local statutes, regulations, and ordinances.

b. PHI Safety Requirements - It is the Contractor’s sole responsibility to understand and to comply fully with all applicable PHI safety procedures and safety handbook(s), including any site-specific requirements.

c. Project Specific Technical Safety Requirements - For any project there may be additional, and often more specific, safety requirements. It is the Contractor’s sole responsibility to understand and follow the project specific technical safety requirements, as communicated by PHI. In the event Contractor identifies a conflict or potential conflict between the project specific technical safety requirements and applicable law or general PHI requirements, Contractor should bring such matter to the attention of the PHI Representative (see paragraph 7(b), below) for resolution.

d. Qualified Employees - It is the Contractor’s sole responsibility to provide qualified, trained employees.

e. Contractor compliance with Sections 2(a) – 2 (d) above shall be considered a requirement of the contract. Failure to comply may be considered by PHI to be a breach of the Contract.

3. CONTRACTOR DEFINED: As used herein, Contractor shall refer to the Contractor, its employees, officers, agents, representatives and permitted assigns and subcontractors.

4. COSTS OF COMPLIANCE: The Contractor’s cost to provide the appropriate safety measures and to comply with the Law and PHI’s Safety Requirements must be considered and included as an integral part of the bid/proposal submission.

5. DATA REQUESTS / OTHER REPORTING: PHI may periodically request certain workforce statistical data, including but not limited to: (1) Lost Time Incident (LTI) rate for workers; (2) Restricted Work rate; and (3) OSHA Recordable Incident (ORI) rate. Upon request, Contractor shall promptly provide such information to PHI.

6. CONTRACTOR SAFETY AT PHI (SOURCING AND COMMUNICATION):

a. Safety performance is a prime consideration in the selection of Contractors. Contractor safety begins with the selection of Contractors who have demonstrated a good safety record. As a general principle, PHI favors Contractors that have an EMR in the top quartile of the applicable service category.

b. PHI’s goal is to ensure that Contractors with both long-term or sustaining working relationships and those with short duration contracts share the same safety values and demonstrate those values through their work performance.

c. Safety communication covers all methods by which PHI and the Contractor communicate about safety and all methods by which Contractor in turn communicates with its employees, officers, agents, representatives and permitted assigns and subcontractors about safety. Communication begins early in the bidding phase and is on-going as an integral part of PHI’s relationship with its Contractors. PHI expects that such safety communication will be an on-going and integral part of the Contractor’s relationship with its employees, officers, agents, representatives and permitted assigns and subcontractors. The goal is to ensure clarity and to limit misunderstandings.

7. SAFETY COMPLIANCE:

a. PHI will include any additional safety and health performance requirements in the Purchase Order and will hold the Contractor accountable for meeting such contractual requirements. Such additional, specific safety requirements may include, but not be limited to, information included in bid specifications and pre-bid and pre-award documents, as incorporated into the Scope of Work, as well as the applicable PHI safety procedures and safety handbook(s), including any site-specific or project specific requirements, for the work to be performed by the Contractor.

b. As indicated in Section 2, above, safety compliance is the Contractor’s responsibility. PHI will assign a designated individual (hereinafter “PHI’s Representative”) to provide additional guidance and oversight to the Contractor.

c. PHI evaluates Contractor compliance by conducting routine and/or unannounced site visits, observing formal Contractor safety inspections, responding to reports of alleged non-compliance, and reviewing various aspects of the Contractor’s safety management program and similar quality management activities. PHI may perform formal audits and may issue formal evaluations. Contractor hereby agrees to cooperate with PHI in the performance of any such audit.

d. If a safety violation is observed by the PHI Representative, or a PHI employee, the violation will be discussed with the Contractor (as defined in Section 3, above) at the time of discovery.

e. If directed by PHI, the Contractor must immediately initiate corrective actions and implement measures to prevent a recurrence.

f. The Contractor shall monitor individual Contractor personnel in order to be able to identify those with poor safety records. Individuals who repeatedly violate safety rules shall be removed from the project. Individuals who commit a single serious violation of a safety rule(s) should also be considered for removal depending on the circumstances involved. PHI reserves the right to require the removal of such individual(s) from similar current PHI projects and to bar such individual(s) from future PHI projects or sites.

g. If a Contractor is observed to be operating in a manner that creates, or could reasonably be expected to create, an imminent danger to persons or property, the PHI Representative or a PHI employee observing the hazard is empowered to stop the job or that portion of the job impacted until the issue has been resolved to the satisfaction of PHI’s Representative.

h. The Contractor shall, immediately upon receipt of any safety-related citations or notices incurred on the project, notify and forward such citation or notice to PHI’s Representative. The Contractor shall also immediately notify PHI of any governmental safety or environmental inspection.

i. Willful and/or repeat violations of safety requirements by the Contractor may be considered by PHI, in its sole and exclusive discretion, to be a breach of the contract and reason for immediate suspension of work, removal from the project, contract modification or termination, and/or removal from PHI’s approved bidder’s list in PHI’s sole and exclusive discretion.

j. If the Contractor’s overall safety performance is determined by PHI, in its sole and exclusive discretion, as unsatisfactory or noncompliant with contract provisions, or if the Contractor is unwilling to demonstrate to PHI’s satisfaction, sufficient safety program improvement, such behavior may be considered a breach of the contract and reason for suspension of work, removal from the project, contract modification or termination, and/or removal from PHI’s approved bidder’s list in PHI’s sole and exclusive discretion.

8. GENERAL REQUIREMENTS:

a. As indicated in Section 2, it is the Contractor’s responsibility to comply fully with the Law and with PHI’s Safety Requirements.

b. In cases where there is more than one method of compliance with a given safety rule or regulation, the Contractor may deviate from PHI practices only if it can demonstrate to PHI’s Representative that the alternative practice provides an equal or greater margin of safety. Any such deviation must be expressly approved by PHI’s Representative prior to utilization of the practice.

c. PHI may provide more detailed information and guidance regarding any specific procedures prior to commencement of work.

9. ADMINISTRATIVE REQUIREMENTS:

a. Pre-Bid Meeting - Where a Pre-Bid meeting is coordinated by PHI, bidders will be provided with an opportunity to review applicable safety requirements and specific safety issues concerning the project, including but not limited to PHI procedures, safety handbooks and known site conditions. Where a Pre-Bid meeting is not held, and or subsequent to a Pre-Bid Meeting but prior to responding to the Request for Proposals (hereinafter “RFP”), Contractor may request further information or documentation from PHI, which responses will be shared with all bidders.

b. Safety Plan - Contractors who are bidding to perform work which PHI has designated as requiring a project-specific Safety Plan shall submit the plan with its response to the RFP or Bid. Such Plan will be approved as part of the bid award process. At a minimum, the Safety Plan shall include the following elements:

1. Roles and Responsibilities – Identification of who will be responsible for project safety oversight and such individual’s qualifications. For multi-Contractor work-sites, each Contractor is responsible for its employees, officers, agents, representatives and permitted assigns and subcontractors . The Safety Plan shall clearly state the scope of this responsibility.

2. Scope of Work (SOW)– The plan must specifically identify the elements of the SOW for which the plan is applicable.

3. Task and Hazard Identification - Significant tasks to be performed by the Contractor as well as anticipated hazards and/or exposures shall be identified.

4. Hazard Mitigation Procedures and Work Methods - For each hazard or exposure identified, the Contractor shall specify measures that will be taken to mitigate such hazards or exposures. A table format may be used to organize and present the task, hazard, and mitigation steps. For example:

Location:	Substation Yard
Task	Hazard	Mitigation Steps
Material Handling	Contact with overhead energized lines/equipment	Off-load in the clear and have a safety observer present

5. Incident Analysis and Reporting – Specifically include, at a minimum, any unique or special incidental analysis or reporting that might arise out of the SOW.

6. Compliance Monitoring– Contractor shall define any unique or special methods necessitated by the SOW which will ensure that employees, officers, agents, representatives and permitted assigns and subcontractors will achieve safety compliance.

c. Contractor Orientation – Contractor Orientation is intended to serve as a communications forum to identify PHI safety requirements and the resources / references applicable to the specific contract work to be performed. This orientation session is not intended to train contractor’s management, its employees, or subcontractors.

1. The extent and content of the orientation session shall be commensurate with the scope and type of the Contractor’s activities and may include an orientation video(s).

2. The Contractor’s management representative responsible for the performance of the work shall attend the orientation session.

3. After the completion of the orientation session, and prior to commencement of the work, an appropriate Contractor management representative shall certify in writing that: (1) the Contractor has been informed of PHI safety requirements; (2) that employees, officers, agents, representatives and permitted assigns and subcontractors have the appropriate qualifications to perform the work; and (3) the Contractor agrees to comply with all applicable safety requirements. The Contractor shall complete and return the safety acknowledgment form provided at the orientation.

d. Project Kickoff – When deemed necessary by PHI, a pre-construction or project kickoff meeting will be held with the Contractor prior to the commencement of work. At the meeting:

1. The parties will review and discuss the Contractor’s Safety Plan, if one was required.

2. Hazard mitigation measures will be reviewed; work will not commence until these hazards have been adequately addressed. The meeting will address the methods by which compliance will be achieved in accordance with applicable safety requirements.

3. When requested, the Contractor shall exchange an Emergency Call List with PHI. The list must contain 24-hour contact information for key Contractor and PHI personnel. This list will be distributed to all appropriate parties.

4. For facility service contracts, a review of associated safety issues and specific facility issues, restrictions or practices, such as evacuation procedures will be addressed. Any changes in the facility that may affect the safety of Contractor or PHI employees or third parties will be communicated immediately.

e. Safety Meetings and Job Safety Briefs - During the periods when work is being performed, the Contractor shall conduct regular safety meetings with their employees and subcontractors. In addition, each crew shall conduct job safety briefs: (1) prior to each day’s work; (2) when there are changes to the work order or plan; (3) and/or when a new worker joins the crew. Documentation of such job safety briefs shall be readily available at the job site for inspection and retained for the duration of the project or thirty (30) days, whichever is longer.

10. INCIDENT REPORTING AND INVESTIGATION:

a. An Incident is an unplanned event that results in, or could potentially result in, (1) harm to people; (2) damage to property; and/or (3) adverse public impact.

b. There are four categories of Incidents:

1. Injury / Illness – an event or occurrence that causes harm to a person or persons;

2. Property Damage - an event or occurrence that causes damage to property, whether owned by PHI, the Contractor, another Contractor, or the public;

3. Adverse Public Impact – an event or occurrence that disrupts service to the public or result in adverse publicity or public reaction;

4. Near-Miss – an event or occurrence which had the potential under different circumstances to any of the above.

c. A Hazardous Condition is a condition that requires actions to rectify and requires further investigation in accordance with this Section, in order to prevent such Hazardous Condition from becoming an Incident.

d. If an Incident occurs, the first priority is to minimize exposure of personnel and/or the public to the potential for additional injury or consequence and to ensure that the injured receive medical treatment. Contractor shall report promptly any Incident(s) to PHI’s Representative.

e. Incident Reporting – The PHI reporting requirement outlined herein does not substitute for any applicable legal reporting requirements. In the event of an Incident, the Contractor shall collect and immediately provide to PHI the following information.

1. What happened?

2. Who and how many people were injured or became ill?

3. What treatment was administered?

4. What was the nature and seriousness of the injury / illness?

5. Where did the incident occur?

6. When did the incident occur (date, time of day)?

7. Were there any witnesses?

8. Whether a governmental agent appeared at the work site in connection with the Incident.

f. Incident Investigation – If directed by PHI, the Contractor shall conduct an investigation that will identify contributing factors relating to the Incident and the corrective actions that will be taken to prevent recurrence. Such investigation shall be completed within the time period required. The results of the investigation shall be described in a report prepared by the Contractor and provided to PHI. The Contractor may use its internal incident reporting forms, however, PHI reserves the right to require reports be submitted in a form acceptable to it after discussion with the Contractor.

PHI SERVICE COMPANY

COMVERGE TERMS AND CONDITIONS

FOR DIRECT LOAN CONTROL SOLUTION

ATTACHMENT B

CONTRACT CHANGE AUTHORIZATION FORM

Please Print Clearly and Fill Form Out Completely

Change Order No.:

Master Bid Specification Rider No.:           Work Site:

Purchase Order No.:

From:
(Contractor)
To:
(Owner)

Work referred to above shall be changed as follows [Describe change completely, including any price and schedule and change or impact on Work]:

Attach any new or revised drawings or specifications and indicate whether there are any such attachments.              __________ Yes there are attachments

________No attachments

OWNER By: Name: Title: Date:	CONTRACTOR By: Name: Title: Date:

PHI SERVICE COMPANY

COMVERGE TERMS AND CONDITIONS

FOR DIRECT LOAN CONTROL SOLUTION

ATTACHMENT C

LIST OF APPROVED HAZARDOUS WASTE DISPOSAL SITES

PHI SERVICE COMPANY

COMVERGE TERMS AND CONDITIONS

FOR DIRECT LOAN CONTROL SOLUTION

ATTACHMENT F

Cardinal Safety Rule Policy

10.2 Signature Document

An authorized signature on this page indicates acceptance of this Statement of Work.

Statement of Work for Services

Each of us agrees that the complete agreement between us about this transaction consists of this Statement of Work and its Appendices as specified herein.

Agreed to:	Agreed to:
PHI Service Company	Comverge, Inc.
Washington, DC	East Hanover, NJ
Frank A. Magnotti
By:	By:

/s/ Dennis R. Wraase	/s/ Frank A. Magnotti
Authorized Signature:	Authorized Signature:
Dennis R. Wraase	Frank A. Magnotti
Name (type or print):	Name (type or print):

Chairman & CEO, PHI	President, Clean Energy Solutions
Title:	Title:
January 21, 2009	January 16, 2009
Date:	Date: